UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2012

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Annual Report

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012

	6-month	12-month

US large cap equities	2.16%	15.21%
(S&P 500® Index)

US small cap equities	0.95	12.08
(Russell 2000® Index)

International equities	2.12	4.61
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(1.25)	2.63
(MSCI Emerging Markets
Index)

3-month Treasury bill	0.06	0.08
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)

US Treasury securities	3.49	7.46
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.75	5.25
bonds (Barclays
US Aggregate
Bond Index)

Tax-exempt municipal	3.65	9.57
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.24	13.58
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2012

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2012, the Fund underperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex US) Index (24%), BofA Merrill Lynch Current 5-Year US Treasury Index (24%) and Citigroup Non-US Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, the Fund’s underweights relative to the Reference Benchmark in the United States and Canada detracted from performance. Overweight exposure to Japan also detracted, although this was partially offset by stock selection. From a sector perspective, an overweight and stock selection in materials had a negative impact, as did stock selection in information technology (“IT”) and energy. The Fund’s cash position detracted from relative performance during the period.
•	Contributors to positive performance within equities included stock selection in utilities. Within financials, stock selection also aided performance, although positive effects were partially offset by an underweight exposure to the sector. The Fund’s overall relative underweight in fixed income had a positive impact on results. Within fixed income, an overweight in corporate bonds contributed to performance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation decreased from 63% of net assets to 60%. Within equities, the Fund reduced its weightings in Asia and Latin America and increased its exposures to the United States and Europe. On a sector basis, the Fund decreased its sector weightings in energy, telecommunication services (“telecom”), materials, utilities and industrials, and increased its weightings in health care, financials and consumer discretionary.
•	The Fund’s allocation to fixed income decreased during the period from 27% of net assets to 24%. The Fund reduced exposures to nominal US Treasury securities and US dollar-denominated foreign convertible bonds. These reductions were partially offset by increased exposure to US dollar-denominated foreign corporate bonds, US corporate bonds and Australian government bonds.
•	Reflecting the changes in the Fund’s overall allocations to the equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 10% of net assets to 16%. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.
•	The Fund uses derivatives, which may include, among others, options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a negative impact on the absolute performance of the Fund.

Describe portfolio positioning at period end.

•	The Fund ended the period neutral in equities, substantially underweight in fixed income and overweight in cash and cash equivalents. Within equities, the Fund was overweight in Asia (notably Japan) and underweight in Europe and the United States. On a sector basis, the Fund was overweight in materials, health care, energy, telecom and IT, and underweight in financials, consumer staples, consumer discretionary and industrials.
•	Within fixed income, the Fund was underweight in nominal US Treasuries, Japanese government bonds and sovereign debt in Europe, and overweight in sovereign debt in Australia and Brazil. In addition, the Fund was overweight in convertible bonds and corporate debt.
•	With respect to currency exposure, the Fund was underweight in the euro, Japanese yen and British pound, and overweight in the US dollar, Brazilian real, Singapore dollar and Canadian dollar. The Fund also had smaller overweight positions in several emerging Asian currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,869 equities from 47 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.06%	5.20%	N/A	1.99%	N/A	10.58%	N/A
Investor A	0.92	4.92	(0.59)%	1.71	0.62%	10.30	9.70%
Investor B	0.51	4.10	(0.40)	0.89	0.53	9.60	9.60
Investor C	0.55	4.08	3.08	0.94	0.94	9.45	9.45
Class R	0.77	4.52	N/A	1.36	N/A	10.01	N/A
FTSE World Index	1.88	9.48	N/A	(2.21)	N/A	8.30	N/A
Reference Benchmark	1.91	7.75	N/A	2.19	N/A	7.56	N/A
US Stocks: S&P 500® Index[6]	2.16	15.21	N/A	0.36	N/A	6.91	N/A
Non-US Stocks: FTSE World (ex US) Index[7]	1.67	4.67	N/A	(4.46)	N/A	9.69	N/A
US Bonds: BofA Merrill Lynch Current
5-Year US Treasury Index[8]	1.20	3.21	N/A	6.64	N/A	4.77	N/A
Non-US Bonds: Citigroup Non-US Dollar
World Government Bond Index[9]	1.80	1.55	N/A	6.00	N/A	7.20	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[7]	This unmanaged capitalization-weighted index is comprised of 2,257 companies in 46 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement plans and other similar plans. Prior to January 3, 2003, Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2012 and held through October 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.60	$4.14	$1,000.00	$1,021.01	$4.17	0.82%
Investor A	$1,000.00	$1,009.20	$5.55	$1,000.00	$1,019.61	$5.58	1.10%
Investor B	$1,000.00	$1,005.10	$9.37	$1,000.00	$1,015.79	$9.42	1.86%
Investor C	$1,000.00	$1,005.50	$9.23	$1,000.00	$1,015.94	$9.27	1.83%
Class R	$1,000.00	$1,007.70	$7.42	$1,000.00	$1,017.75	$7.46	1.47%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Portfolio Information

As of October 31, 2012

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments
SPDR Gold Trust	2%
Apple, Inc.	2
Oracle Corp.	1
General Electric Co.	1
Johnson & Johnson	1
AT&T, Inc.	1
Samsung Electronics Co Ltd.	1
Pfizer, Inc.	1
Occidental Petroleum Corp.	1
QUALCOMM, Inc.	1

Geographic Allocation	Percent of Long-Term Investments
United States	54%
United Kingdom	7
Japan	7
Germany	5
Canada	4
Australia	4
Brazil	3
Switzerland	2
France	2
Singapore	2
Other[1]	10

[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets				Reference Benchmark[5] Percentages
	10/31/12		10/31/11
US Equities	35%[2]		33%[2]		36%
European Equities	11	[2]	10	[2]	12
Asia Pacific Equities	10	[2]	14	[2]	8
Other Equities	4		6		4
Total Equities	60	[3]	63	[3]	60

US Dollar Denominated Fixed Income Securities	13		15		24
US Issuers	9		11		—
Non-US Issuers	4		4		—
Non-US Dollar Denominated Fixed Income Securities	11		12		16
Total Fixed Income Securities	24		27		40

Cash & Short-Term Securities[4]	16		10		—

[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	7

Consolidated Schedule of Investments October 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.1%
Tenaris SA — ADR	808,078	$30,399,894
Australia — 0.3%
Asciano Ltd.	8,480,654	40,138,848
Newcrest Mining Ltd.	2,310,725	63,729,651
Orica Ltd.	1,226,098	31,938,374
Telstra Corp. Ltd.	8,229,762	35,367,367
		171,174,240
Belgium — 0.0%
RHJ International (a)(b)	4,080,524	20,309,640
RHJ International — ADR (a)(b)	899,200	4,474,329
		24,783,969
Brazil — 1.1%
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, Preference Shares	1,217,579	55,871,772
Cia Energetica de Minas Gerais — ADR	1,173,647	14,072,028
Cosan Ltd. (c)	5,924,336	97,218,354
Cyrela Brazil Realty SA	4,672,159	39,612,308
Hypermarcas SA (a)	6,416,995	51,025,070
Itau Unibanco Holding SA, Preference Shares	3,191,077	46,663,050
MRV Engenharia e Participacoes SA	8,000,659	40,573,490
Petroleo Brasileiro SA — ADR	4,786,408	98,264,956
Qualicorp SA (a)	3,675,746	37,715,736
SLC Agricola SA	4,123,049	39,382,167
Telefonica Brasil — ADR	1,840,676	40,531,686
		560,930,617
Canada — 2.5%
Agrium, Inc.	396,678	41,865,396
Athabasca Oil Corp. (a)	7,515,100	90,971,273
Bank of Nova Scotia	858,567	46,635,554
Brookfield Asset Management, Inc., Class A	1,170,314	40,305,614
Canadian Natural Resources Ltd.	1,943,952	58,707,350
Canadian Pacific Railway Ltd.	671,216	61,792,145
Canadian Pacific Railway Ltd.	110,522	10,167,471
Detour Gold Corp. (a)	1,148,382	32,355,914
Eldorado Gold Corp.	4,661,399	68,888,360
Goldcorp, Inc.	5,154,073	233,118,722
Kinross Gold Corp.	1,111,513	11,104,015
Kinross Gold Corp.	5,085,521	50,511,508
Osisko Mining Corp. (a)	4,818,131	47,325,021
Potash Corp. of Saskatchewan, Inc.	3,019,267	121,887,809
Rogers Communications, Inc., Class B	829,591	36,435,637
Shaw Communications, Inc., Class B	778,379	16,958,725
Silver Wheaton Corp.	2,284,271	92,512,975
Sino-Forest Corp. (a)	2,463,590	25
Suncor Energy, Inc.	250,876	8,434,451
Suncor Energy, Inc.	4,795,838	160,957,687
Talisman Energy, Inc.	1,860,355	21,085,576
Teck Resources Ltd., Class B	202,976	6,470,875

Common Stocks	Shares	Value

Canada (concluded)
TELUS Corp.	392,270	$25,466,620
The Toronto-Dominion Bank	404,013	32,859,050
Valeant Pharmaceuticals International,
Inc. (a)(d)	566,700	31,695,531
		1,348,513,304
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA — ADR	452,173	26,158,208
China — 0.5%
Beijing Enterprises Holdings Ltd.	19,986,232	128,828,241
Chaoda Modern Agriculture Holdings
Ltd. (a)(c)	118,119,394	2,716,744
China BlueChemical Ltd.	37,270,800	23,533,030
Dongfeng Motor Group Co. Ltd., Class H	9,464,700	11,705,931
Haitian International Holdings Ltd.	9,842,600	12,115,721
Jiangsu Expressway Co. Ltd.	7,368,000	6,333,921
Sinopharm Group Co.	12,542,700	42,031,346
Tianjin Development Holdings Ltd. (a)(b)	83,272,798	39,519,597
Zhongsheng Group Holdings Ltd. (c)	19,223,671	24,687,288
		291,471,819
Denmark — 0.1%
A.P. Moller — Maersk A/S, Class B	3,983	27,799,941
France — 1.5%
AXA SA	3,845,801	61,297,068
BNP Paribas SA	2,435,930	122,880,392
Essilor International SA	290,017	26,151,852
Eutelsat Communications SA	1,033,484	33,093,031
LVMH Moet Hennessy Louis Vuitton SA	417,793	67,925,144
Safran SA	2,910,542	115,937,842
Sanofi	1,054,481	92,612,332
Sanofi — ADR	150,928	6,618,193
Technip SA	218,266	24,618,401
Total SA	1,960,182	98,734,771
Total SA — ADR	2,350,685	118,474,524
Unibail-Rodamco SE	130,853	29,472,744
		797,816,294
Germany — 2.5%
Allianz SE, Registered Shares	625,546	77,708,674
BASF SE	1,295,735	107,481,651
Bayer AG, Registered Shares	1,161,237	101,251,789
Bayerische Motoren Werke AG	514,366	41,121,477
Daimler AG, Registered Shares	657,691	30,809,427
Deutsche Bank AG, Registered Shares	1,211,456	55,183,120
Deutsche Boerse AG	292,130	15,829,303
Deutsche Telekom AG, Registered Shares	7,030,300	80,205,157
Fresenius Medical Care AG & Co. KGaA	1,326,707	93,219,983
Fresenius SE & Co. KGaA	801,980	91,446,676
Infineon Technologies AG	8,011,967	54,581,092
Kabel Deutschland Holding AG	725,145	52,322,190

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the		CAD	Canadian Dollar	GDR	Global Depositary Receipts	PLN	Polish Zloty
Consolidated Schedule of Investments, the names		CHF	Swiss Franc	HKD	Hong Kong Dollar	SGD	Singapore Dollar
and descriptions of many of the securities have		CNY	Chinese Renminbi	JPY	Japanese Yen	S&P	Standard and Poor’s
been abbreviated according to the following list:		EUR	Euro	LIBOR	London Interbank	SPDR	Standard and Poor’s
ADR	American Depositary Receipts	FTSE	Financial Times		Offered Rate		Depositary Receipts
AUD	Australian Dollar		Stock Exchange	MXN	Mexican New Peso	TWD	Taiwan Dollar
BRL	Brazilian Real	GBP	British Pound	MYR	Malaysian Ringgit	USD	US Dollar
						ZAR	South African Rand

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Germany (concluded)
Lanxess AG	877,993	$72,635,114
Linde AG	721,003	121,332,195
Muenchener Rueckversicherungs AG,
Registered Shares	190,608	30,669,494
SAP AG	490,661	35,780,470
Siemens AG, Registered Shares	643,750	64,863,544
Telefonica Deutschland Holding AG (a)(e)	4,711,160	35,960,396
Volkswagen AG, Preference Shares	705,394	146,457,905
		1,308,859,657
Hong Kong — 0.3%
China Resources Gas Group Ltd.	15,222,000	33,666,483
The Link REIT	23,576,683	117,160,823
Yuanda China Holdings Ltd.	135,653,000	15,869,338
		166,696,644
Indonesia — 0.0%
Telekomunikasi Indonesia Tbk PT	16,432,300	16,689,608
Ireland — 0.1%
Covidien Plc	735,951	40,440,507
Israel — 0.2%
Check Point Software Technologies Ltd. (a)	139,400	6,207,482
Teva Pharmaceutical Industries Ltd. — ADR	1,873,182	75,714,016
		81,921,498
Italy — 0.6%
Eni SpA	5,956,865	137,072,867
Fiat Industrial SpA	9,681,187	104,934,161
Intesa Sanpaolo SpA	26,634,656	42,905,556
UniCredit SpA (a)	4,650,074	20,568,065
		305,480,649
Japan — 5.7%
Aisin Seiki Co. Ltd.	817,490	23,874,240
Asahi Kasei Corp.	6,651,900	36,593,788
Astellas Pharma, Inc.	712,270	35,426,586
Bridgestone Corp.	3,923,200	91,642,074
Canon, Inc. (d)	2,136,319	69,429,635
Daihatsu Motor Co. Ltd.	1,523,930	26,670,735
Daikin Industries Ltd.	536,500	14,851,486
Denso Corp.	1,310,280	41,138,976
East Japan Railway Co.	1,664,373	114,237,141
FANUC Corp.	305,180	48,619,966
Fuji Heavy Industries Ltd.	10,892,190	105,001,837
Futaba Industrial Co. Ltd. (a)	2,009,350	7,553,253
Hitachi Chemical Co. Ltd.	2,285,600	32,234,819
Hitachi Ltd.	5,212,500	27,642,793
Honda Motor Co. Ltd.	3,008,081	90,432,613
Hoya Corp.	2,883,717	58,402,509
IHI Corp.	3,334,000	7,021,298
Inpex Corp.	16,514	94,078,020
Japan Airlines Co., Ltd. (a)	836,700	39,827,884
JGC Corp.	2,991,630	102,928,256
JSR Corp.	1,902,300	32,631,038
Kao Corp.	750,800	21,091,144
KDDI Corp.	954,000	74,106,969
Kinden Corp.	254,000	1,590,281
Kirin Holdings Co. Ltd.	4,051,710	50,861,635
Kubota Corp.	9,406,510	96,182,452
Kuraray Co. Ltd.	2,392,720	27,809,664
Kyowa Hakko Kirin Co. Ltd.	3,294,300	35,065,269
Mitsubishi Corp.	4,459,230	79,610,327

Common Stocks	Shares	Value

Japan (concluded)
Mitsui & Co. Ltd.	11,256,634	$158,664,763
Mitsui Fudosan Co. Ltd. (d)	1,970,800	39,839,232
MS&AD Insurance Group Holdings	3,286,062	55,727,624
Murata Manufacturing Co. Ltd.	932,240	45,349,434
Nintendo Co. Ltd.	456,100	58,882,314
Nippon Telegraph & Telephone Corp.	1,265,550	57,871,197
Nomura Holdings, Inc.	12,057,900	43,587,533
NTT DoCoMo, Inc.	41,934	60,763,457
Okumura Corp.	7,005,620	22,551,789
Rinnai Corp.	474,675	32,420,518
Rohm Co. Ltd.	586,700	18,948,220
Shin-Etsu Chemical Co. Ltd.	2,065,640	116,632,508
Softbank Corp.	304,400	9,613,645
Sony Financial Holdings, Inc.	1,753,300	31,266,005
Sumitomo Corp.	2,261,500	30,830,557
Sumitomo Electric Industries Ltd.	1,523,300	16,387,197
Sumitomo Mitsui Financial Group, Inc.	2,039,000	62,305,683
Suzuki Motor Corp.	5,667,908	128,541,440
Takeda Pharmaceutical Co., Ltd.	583,900	27,140,151
TDK Corp. (c)	698,500	26,266,339
Terumo Corp.	579,640	24,965,533
Toda Corp.	6,840,900	20,655,298
Tokio Marine Holdings, Inc.	5,369,321	142,126,584
Tokyo Gas Co. Ltd.	16,281,285	86,273,294
Toyota Industries Corp.	2,881,180	82,435,296
Ube Industries Ltd.	14,671,500	33,509,216
West Japan Railway Co.	737,700	32,206,294
Yahoo Japan Corp. (d)	88,712	30,529,984
Yamada Denki Co. Ltd. (d)	1,103,200	47,858,614
		3,030,706,407
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	3,367,701	59,776,693
Malaysia — 0.5%
Axiata Group Bhd	45,195,653	96,732,289
British American Tobacco Malaysia Bhd	1,226,800	25,423,812
IHH Healthcare Bhd (a)	82,651,800	88,667,825
Telekom Malaysia Bhd	19,531,534	38,292,060
		249,115,986
Mexico — 0.3%
America Movil, SAB de CV, Series L — ADR	3,902,122	98,684,665
Fomento Economico Mexicano SAB de CV —
ADR	296,510	26,866,771
Mexichem SAB de CV	6,457,700	32,002,456
		157,553,892
Netherlands — 0.7%
ASML Holding NV	1,401,816	77,060,968
ASML Holding NV	190,200	10,455,294
CNH Global NV (a)	211,500	9,475,200
DE Master Blenders 1753 NV (a)	2,513,502	30,828,618
ING Groep NV CVA (a)	7,116,643	63,324,790
Koninklijke KPN NV	3,866,372	24,372,232
Unilever NV — NY Shares	412,200	15,123,618
Unilever NV CVA	1,080,348	39,707,771
Ziggo NV	2,797,043	90,598,386
		360,946,877
Norway — 0.1%
Statoil ASA	1,922,388	47,346,385

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Philippines — 0.0%
Philippine Long Distance Telephone
Co. — ADR	378,733	$24,060,908
Portugal — 0.0%
Zon Multimedia Servicos de
Telecomunicacoes e Multimedia SGPS SA	4,978,117	15,788,982
Russia — 0.2%
Federal Hydrogenerating Co. — ADR	16,533,239	39,249,910
Novorossiysk Commercial Sea Port — GDR (c)	3,136,299	20,887,751
Sberbank	20,082,205	59,037,847
		119,175,508
Singapore — 0.7%
CapitaLand Ltd.	24,607,300	65,532,843
DBS Group Holdings Ltd.	2,163,070	24,564,753
Keppel Corp. Ltd.	8,442,830	73,456,559
M1 Ltd.	3,120,800	6,671,883
Oversea-Chinese Banking Corp.	7,604,120	56,516,559
Raffles Medical Group Ltd.	8,695,500	17,421,767
Singapore Press Holdings Ltd. (c)	5,034,860	16,647,650
Singapore Telecommunications Ltd.	26,182,610	68,965,355
United Overseas Bank Ltd.	1,188,450	17,723,083
		347,500,452
South Africa — 0.2%
Life Healthcare Group Holdings Ltd.	9,096,575	34,404,824
Randgold Resources Ltd. — ADR	637,835	76,278,688
		110,683,512
South Korea — 1.0%
Cheil Industries, Inc.	300,796	25,749,888
Hyundai Motor Co.	314,909	64,719,648
KT Corp.	172,000	5,838,798
KT Corp. — ADR	1,033,995	17,526,215
KT&G Corp.	716,492	54,522,128
POSCO	72,836	22,896,322
POSCO — ADR (c)	322,777	25,299,261
Samsung Electronics Co. Ltd.	258,672	310,416,063
Samsung Fine Chemicals Co. Ltd. (c)	104,720	6,679,133
		533,647,456
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	4,350,063	36,348,886
Banco Santander SA	7,688,248	57,886,394
		94,235,280
Sweden — 0.1%
Millicom International Cellular SA	74,200	6,406,008
Svenska Handelsbanken AB, Class A	885,400	30,384,423
		36,790,431
Switzerland — 1.4%
Garmin Ltd.	199,164	7,566,240
Nestle SA, Registered Shares	2,608,616	165,616,262
Novartis AG, Registered Shares	949,675	57,265,919
Roche Holding AG	856,595	165,001,695
Swisscom AG, Registered Shares	114,360	47,603,640
Syngenta AG, Registered Shares	445,786	173,807,261
TE Connectivity Ltd.	243,223	7,826,916
UBS AG, Registered Shares	4,042,929	60,658,448
Zurich Insurance Group AG	154,955	38,199,455
		723,545,836

Common Stocks	Shares	Value

Taiwan — 0.4%
Cheng Shin Rubber Industry Co. Ltd.	10,583,672	$26,634,067
Chunghwa Telecom Co. Ltd.	9,451,973	29,574,182
Chunghwa Telecom Co. Ltd. — ADR (c)	1,705,892	53,019,123
Far EasTone Telecommunications Co. Ltd.	13,202,099	30,475,072
Taiwan Semiconductor Manufacturing
Co. Ltd.	17,472,824	53,240,734
Yulon Motor Co. Ltd.	14,343,000	24,981,625
		217,924,803
Thailand — 0.3%
Bangkok Dusit Medical Services PCL	8,076,800	28,064,574
PTT Global Chemical PCL	26,780,576	53,299,026
PTT Public Company THB10	3,510,370	36,420,805
Siam Commercial Bank PCL	7,381,783	38,775,434
		156,559,839
United Arab Emirates — 0.0%
NMC Health Plc (a)	5,189,900	15,159,106
United Kingdom — 3.5%
Amlin Plc	2,500,848	15,075,677
Antofagasta Plc	3,559,583	72,416,506
AstraZeneca Plc	3,162,420	146,656,446
AstraZeneca Plc — ADR	165,000	7,656,000
BG Group Plc	10,676,053	198,220,989
BHP Billiton Plc	1,719,373	55,107,984
BP Plc	7,790,995	55,640,132
BP Plc — ADR	1,723,203	73,908,177
British American Tobacco Plc	741,215	36,763,940
BT Group Plc	24,495,970	84,182,491
Delta Topco Ltd. (a)	79,261,739	40,439,339
Diageo Plc — ADR	714,180	81,587,923
Genel Energy Plc (a)	3,220,794	42,204,135
GlaxoSmithKline Plc — ADR	171,700	7,709,330
Glencore International Plc (c)	3,648,823	20,248,216
Guinness Peat Group Plc (a)	35,121,125	16,453,699
HSBC Holdings Plc	16,831,759	165,949,070
Invensys Plc	7,571,272	27,917,043
Lloyds Banking Group Plc (a)	69,532,592	45,787,325
Manchester United Plc Class A (a)	1,905,600	23,991,504
National Grid Plc	10,225,154	116,613,239
Polyus Gold International, Ltd. (a)	14,431,654	48,033,705
Rio Tinto Plc	766,332	38,283,196
Royal Dutch Shell Plc — ADR	1,658,046	113,542,990
Scottish & Southern Energy Plc	4,282,007	100,152,784
Shire Plc	2,656,124	74,689,002
Unilever Plc	714,192	26,641,604
Unilever Plc — ADR	440,387	16,422,031
Vodafone Group Plc	16,288,926	44,234,722
Vodafone Group Plc — ADR (f)	2,337,987	63,640,006
		1,860,169,205
United States — 33.5%
3M Co.	809,996	70,955,650
Abbott Laboratories	1,549,869	101,547,417
Accenture Plc, Class A	132,024	8,899,738
ACE Ltd.	1,858,515	146,172,205
Activision Blizzard, Inc. (d)	11,490,051	125,126,655
Adobe Systems, Inc. (a)(c)	301,300	10,244,200
The AES Corp.	4,447,048	46,471,652
Aetna, Inc.	2,837,658	124,005,655
Agilent Technologies, Inc.	1,501,109	54,024,913
Alcoa, Inc. (d)	4,172,913	35,761,864
Allergan, Inc. (f)	1,205,433	108,392,535

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Alliance Data Systems Corp. (a)(c)	78,900	$11,286,645
Altria Group, Inc.	1,997,972	63,535,510
Amdocs Ltd.	269,415	8,909,554
American Electric Power Co., Inc.	1,582,902	70,344,165
American Express Co.	1,377,039	77,072,873
American Tower Corp.	1,196,643	90,095,251
American Water Works Co., Inc.	1,015,528	37,310,499
Ameriprise Financial, Inc.	110,400	6,444,048
AmerisourceBergen Corp.	1,177,524	46,441,547
Amgen, Inc.	882,856	76,406,773
Anadarko Petroleum Corp.	836,593	57,565,964
Apache Corp.	1,060,798	87,781,034
Apple, Inc.	1,455,626	866,243,033
Applied Materials, Inc. (d)	4,675,700	49,562,420
Arch Capital Group Ltd. (a)(c)	610,366	26,947,659
AT&T, Inc.	9,012,435	311,740,127
Autoliv, Inc.	77,700	4,475,520
Axis Capital Holdings Ltd.	175,041	6,339,985
Bank of America Corp.	16,323,492	152,134,945
The Bank of New York Mellon Corp.	5,371,255	132,723,711
BB&T Corp.	907,144	26,261,819
Berkshire Hathaway, Inc., Class B (a)	423,197	36,543,061
BioMarin Pharmaceutical, Inc. (a)(d)	635,528	23,539,957
The Boeing Co.	1,463,413	103,082,812
BorgWarner, Inc. (a)	476,110	31,337,560
Bristol-Myers Squibb Co.	2,398,453	79,748,562
CA, Inc.	3,258,178	73,374,169
Calpine Corp. (a)(c)	3,973,710	69,937,296
Capital One Financial Corp.	1,391,382	83,719,455
Cardinal Health, Inc.	2,100,898	86,409,935
Celgene Corp. (a)	692,846	50,799,469
CenturyLink, Inc.	556,449	21,356,513
CF Industries Holdings, Inc.	147,300	30,224,487
The Charles Schwab Corp.	2,028,743	27,550,330
Chevron Corp.	1,485,125	163,675,626
The Chubb Corp.	856,002	65,895,034
Cigna Corp.	1,014,837	51,756,687
Cisco Systems, Inc. (d)	12,712,332	217,889,370
Citigroup, Inc.	4,195,910	156,885,075
CMS Energy Corp.	1,593,415	38,751,853
CNA Financial Corp.	286,185	8,408,115
Coach, Inc.	116,400	6,524,220
Cobalt International Energy, Inc. (a)(c)	2,328,592	48,458,000
The Coca-Cola Co.	1,204,076	44,767,546
Colgate-Palmolive Co.	989,574	103,865,687
Comcast Corp., Class A	6,900,302	258,830,328
Computer Sciences Corp.	245,428	7,473,283
ConocoPhillips	117,239	6,782,276
CONSOL Energy, Inc. (d)	3,627,114	127,529,328
Constellation Brands, Inc., Class A (a)	279,523	9,878,343
Corning, Inc. (d)	15,085,556	177,255,283
Coventry Health Care, Inc.	183,200	7,994,848
Crown Castle International Corp. (a)(c)	567,900	37,907,325
Crown Holdings, Inc. (a)	669,875	25,622,719
Cummins, Inc.	359,561	33,647,718
CVS Caremark Corp.	1,650,594	76,587,562
DaVita, Inc. (a)	464,208	52,232,684
Dell, Inc.	4,188,838	38,662,975
Delphi Automotive Plc (a)	561,200	17,644,128
Devon Energy Corp.	2,810,603	163,605,201
Diamond Offshore Drilling, Inc.	123,400	8,544,216
Discover Financial Services	1,762,536	72,263,976

Common Stocks	Shares	Value

United States (continued)
DISH Network Corp., Class A	279,959	$9,974,939
Dominion Resources, Inc.	864,944	45,651,744
The Dow Chemical Co.	2,298,687	67,351,529
Dr. Pepper Snapple Group, Inc.	421,912	18,078,929
E.I. du Pont de Nemours & Co.	1,585,712	70,595,898
Eastman Chemical Co.	153,610	9,099,856
Eaton Corp.	237,919	11,234,535
Electronic Arts, Inc. (a)	7,427,621	91,731,119
EMC Corp. (a)(d)	5,463,814	133,426,338
EOG Resources, Inc.	491,252	57,225,945
Expedia, Inc.	171,417	10,139,316
Express Scripts Holding Co. (a)	703,116	43,269,759
Fidelity National Financial, Inc., Class A	1,367,839	29,285,433
Fidelity National Information Services, Inc.	266,057	8,745,294
FMC Corp.	3,318,856	177,625,173
Ford Motor Co.	6,084,900	67,907,484
Freeport-McMoRan Copper & Gold, Inc.	1,249,315	48,573,367
Freescale Semiconductor Ltd. (a)(c)	8,427,637	75,343,075
Fusion-io, Inc. (a)(c)	1,965,637	46,389,033
General Dynamics Corp.	113,100	7,699,848
General Electric Co.	16,853,170	354,927,760
General Mills, Inc.	1,879,184	75,317,695
General Motors Co. (a)(c)	3,294,003	83,997,076
Gilead Sciences, Inc. (a)(c)	1,139,097	76,501,754
The Goldman Sachs Group, Inc.	1,023,510	125,267,389
Google, Inc., Class A (a)	315,772	214,652,332
H.J. Heinz Co.	897,134	51,594,176
Halliburton Co.	1,880,130	60,709,398
HCA Holdings, Inc.	4,024,996	114,350,136
HealthSouth Corp. (a)(c)	1,582,950	35,030,683
Helmerich & Payne, Inc.	151,200	7,227,360
Herbalife Ltd. (c)	145,400	7,466,290
Hillshire Brands Co.	2,066,436	53,748,000
Hologic, Inc. (a)(c)	1,992,014	41,075,329
Humana, Inc.	939,943	69,809,567
Intel Corp.	11,637,839	251,668,268
International Game Technology	1,908,537	24,505,615
International Paper Co.	222,335	7,966,263
Intuit, Inc.	134,930	8,017,541
Johnson & Johnson	4,537,910	321,374,786
Johnson Controls, Inc.	1,013,674	26,102,105
JPMorgan Chase & Co.	4,857,613	202,465,310
Juniper Networks, Inc. (a)(c)	4,590,579	76,065,894
KBR, Inc.	1,423,081	39,647,037
KLA-Tencor Corp.	140,400	6,531,408
Kraft Foods Group, Inc. (a)(d)	1,684,669	76,618,746
The Kroger Co.	286,400	7,223,008
L-3 Communications Holdings, Inc.	118,100	8,715,780
Leap Wireless International, Inc. (a)	1,776,487	9,486,441
Lear Corp.	182,800	7,787,280
Life Technologies Corp. (a)	557,690	27,276,618
Lincoln National Corp.	364,942	9,046,912
Lorillard, Inc.	237,522	27,554,927
M&T Bank Corp.	371,754	38,699,591
Macy’s, Inc.	184,100	7,008,687
Marathon Oil Corp.	7,349,178	220,916,291
Marathon Petroleum Corp.	4,612,523	253,365,888
MasterCard, Inc., Class A	343,712	158,427,172
Mattel, Inc. (d)	2,525,556	92,889,950
McDermott International, Inc. (a)(c)	2,689,817	28,807,940
McDonald’s Corp.	671,767	58,309,376
The McGraw-Hill Cos., Inc.	142,863	7,897,467

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
McKesson Corp.	866,675	$80,869,444
Mead Johnson Nutrition Co. (d)	1,487,340	91,709,384
Medtronic, Inc.	2,779,061	115,553,356
Merck & Co., Inc.	4,857,331	221,640,014
MetLife, Inc.	1,216,244	43,164,500
MetroPCS Communications, Inc. (a)(c)	5,233,627	53,435,332
Mettler-Toledo International, Inc. (a)(c)	181,995	30,824,493
Microsoft Corp.	6,709,624	191,459,121
Mondelez International, Inc.	3,326,307	88,280,188
Monsanto Co.	953,003	82,024,968
Morgan Stanley	2,130,422	37,026,734
Motorola Solutions, Inc.	167,816	8,672,731
Murphy Oil Corp. (d)	137,215	8,232,900
Mylan, Inc. (a)	2,595,582	65,772,048
National Oilwell Varco, Inc.	1,803,664	132,930,037
Navistar International Corp. (a)(c)	1,249,285	23,424,094
NetApp, Inc. (a)	2,553,114	68,678,767
Newmont Mining Corp.	2,388,826	130,310,458
NextEra Energy, Inc.	1,864,731	130,643,054
Northern Trust Corp.	705,823	33,724,223
Occidental Petroleum Corp.	3,679,238	290,512,632
Oracle Corp. (d)	14,594,544	453,160,591
PACCAR, Inc.	616,524	26,720,150
Parker Hannifin Corp.	96,678	7,604,691
PepsiCo, Inc.	783,021	54,216,374
PerkinElmer, Inc.	1,201,197	37,153,023
Perrigo Co.	473,205	54,423,307
Pfizer, Inc.	12,084,530	300,542,261
Philip Morris International, Inc.	1,379,501	122,168,609
Phillips 66 (d)	5,317,853	250,789,947
Platinum Underwriters Holdings Ltd. (c)	398,613	17,698,417
PPG Industries, Inc.	90,245	10,565,885
PPL Corp.	2,014,177	59,579,356
Praxair, Inc.	286,296	30,407,498
Precision Castparts Corp.	394,248	68,232,501
The Procter & Gamble Co.	3,607,282	249,768,206
The Progressive Corp.	2,279,443	50,831,579
Prudential Financial, Inc.	540,628	30,842,827
PulteGroup, Inc. (a)(c)(d)	3,618,062	62,737,195
QEP Resources, Inc.	2,595,386	75,266,194
QUALCOMM, Inc.	4,687,966	274,597,608
Reinsurance Group of America, Inc.	106,500	5,635,980
RenaissanceRe Holdings Ltd.	405,761	33,012,715
Rockwell Automation, Inc.	1,378,226	97,936,740
Ross Stores, Inc.	112,868	6,879,305
SanDisk Corp. (a)(d)	3,021,888	126,194,043
Schlumberger Ltd.	2,903,515	201,881,398
Simon Property Group, Inc. (c)	169,285	25,766,870
SM Energy Co.	1,862,683	100,435,867
The Southern Co.	1,172,874	54,937,418
Spirit AeroSystems Holdings, Inc., Class A (a)	2,450,804	38,306,067
The St. Joe Co. (a)(b)	9,229,019	182,734,576
Stancorp Financial Group, Inc.	422,325	14,506,864
State Street Corp.	2,009,112	89,546,122
Stillwater Mining Co. (a)(c)	1,847,623	19,233,755
Symantec Corp. (a)	3,073,755	55,911,603
Thermo Fisher Scientific, Inc.	1,004,897	61,359,011
Tiffany & Co. (d)	912,430	57,683,825
Time Warner Cable, Inc.	972,401	96,374,663
Torchmark Corp.	149,400	7,558,146
The Travelers Cos., Inc.	1,367,455	97,007,258
U.S. Bancorp	3,225,080	107,104,907

Common Stocks		Shares	Value

United States (concluded)
Union Pacific Corp.		1,245,980	$153,292,919
United Technologies Corp. (d)		2,405,281	187,996,763
United Therapeutics Corp. (a)(c)		292,245	13,346,829
UnitedHealth Group, Inc.		2,625,728	147,040,768
Universal Health Services, Inc., Class B		1,963,273	81,259,869
Unum Group		333,771	6,768,876
Valero Energy Corp.		308,694	8,982,995
Verizon Communications, Inc.		4,193,180	187,183,555
Vertex Pharmaceuticals, Inc. (a)(c)(d)		778,003	37,530,865
Visa, Inc., Class A		1,628,316	225,945,128
Wal-Mart Stores, Inc. (d)		2,667,918	200,147,208
Waters Corp. (a)(c)		649,128	53,105,162
Weatherford International Ltd. (a)		1,592,915	17,999,939
WellPoint, Inc.		1,250,214	76,613,114
Wells Fargo & Co.		7,974,595	268,664,106
Western Digital Corp.		212,363	7,269,185
The Western Union Co.		297,400	3,776,980
Whiting Petroleum Corp. (a)		2,345,238	98,546,901
Wyndham Worldwide Corp.		142,600	7,187,040
XL Group Plc		4,081,113	100,966,736
			17,723,415,206
Total Common Stocks — 58.7%			31,083,239,613

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora
Norte, 9.75%, 10/25/22 (e)	USD	6,575	3,040,938
Australia — 0.3%
Commonwealth Bank of Australia/New York
NY, 1.90%, 9/18/17		33,047	33,572,447
FMG Resources August 2006 Ltd.,
6.00%, 4/01/17 (e)		21,269	20,418,240
National Australia Bank, Ltd.,
2.00%, 6/20/17 (e)		49,717	51,397,435
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		58,050	55,312,207
			160,700,329
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands,
4.50%, 1/12/17 (e)		39,139	42,074,425
Hypermarcas SA, 6.50%, 4/20/21 (e)		19,928	21,422,600
Odebrecht Drilling Norbe VIII/IX Ltd.,
6.35%, 6/30/21 (e)		29,523	34,025,165
Odebrecht Finance, Ltd.,
5.13%, 6/26/22 (e)		16,571	18,020,963
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (e)		55,411	48,346,097
Petrobras International Finance Co. — Pifco,
3.50%, 2/06/17		33,396	35,294,897
			199,184,147
Canada — 0.1%
Bank of Nova Scotia, 2.55%, 1/12/17		42,906	45,416,988
Viterra, Inc., 5.95%, 8/01/20 (e)		15,219	16,429,519
			61,846,507

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Chile — 0.2%
Banco Del Estado De Chile/New York,
2.03%, 4/02/15	USD	40,100	$39,818,623
Banco Santander Chile,
2.31%, 2/14/14 (e)(g)		33,200	32,739,483
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		39,147	41,244,129
			113,802,235
China — 0.1%
Celestial Nutrifoods Ltd.,
0.00%, 6/12/11 (a)(h)(i)	SGD	89,400	2,198,721
China Milk Products Group Ltd.,
0.00%, 1/15/12 (a)(h)	USD	39,800	7,960,000
China Petroleum & Chemical Corp., Series
SINO, 1.72%, 4/24/14 (i)(j)	HKD	107,330	16,348,677
			26,507,398
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP,
5.38%, 9/27/22 (e)	USD	16,561	16,933,622
France — 0.0%
Numericable Finance & Co. SCA,
12.38%, 2/15/19 (e)	EUR	5,465	8,163,684
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings
Ltd., 0.00%, 10/18/10 (a)(h)(i)	CNY	190,300	305,105
Hutchison Whampoa International 11 Ltd.,
3.50%, 1/13/17 (e)	USD	33,152	35,215,380
Sun Hung Kai Properties Capital Market Ltd.,
4.50%, 2/14/22		24,633	26,434,633
Wharf Finance 2014 Ltd.,
2.30%, 6/07/14 (i)	HKD	248,000	31,999,794
			93,954,912
India — 0.2%
ICICI Bank Ltd — Dubai,
4.70%, 2/21/18 (e)	USD	16,619	17,357,731
REI Agro Ltd. (i):
5.50%, 11/13/14 (e)		46,977	34,762,980
5.50%, 11/13/14		8,353	6,181,220
Suzlon Energy Ltd., 67.16%, 7/25/14 (i)(j)		37,920	20,856,000
Suzlon Energy Ltd., 0.00%, 10/11/12 (h)(i)		30,176	24,744,320
			103,902,251
Indonesia — 0.0%
Bumi Investment Property Ltd.,
10.75%, 10/06/17 (e)		22,723	17,723,940
Ireland — 0.0%
Nara Cable Funding, Ltd.,
8.88%, 12/01/18 (e)		7,318	6,805,740
Ono Finance II Plc, 10.88%, 7/15/19 (e)		5,695	4,954,650
			11,760,390
Luxembourg — 0.3%
Capsugel Finance Co. SCA,
9.88%, 8/01/19 (e)	EUR	9,924	14,567,332
Gaz Capital SA, 2.89%, 11/15/12	JPY	1,800,000	22,545,637
Intelsat Jackson Holdings SA,
7.50%, 4/01/21	USD	41,664	44,684,640
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	5,000	5,677,547
Sberbank of Russia Via SB Capital SA,
5.13%, 10/29/22 (e)	USD	33,023	33,023,000

Corporate Bonds		Par (000)	Value

Luxembourg (concluded)
TNK-BP Finance SA:
Series 2 7.50%, 7/18/16	USD	4,413	$5,041,191
7.50%, 7/18/16 (e)		14,345	16,387,011
6.63%, 3/20/17 (e)		14,742	16,605,831
			158,532,189
Malaysia — 0.0%
Paka Capital Ltd., 2.73%, 3/12/13 (i)(j)		22,000	22,544,500
Netherlands — 0.4%
Bio City Development Co. BV,
8.00%, 7/06/18 (e)(i)		142,200	141,844,500
New World Resources NV, 7.88%, 5/01/18	EUR	15,923	20,535,394
Rabobank Nederland, 3.38%, 1/19/17	USD	49,980	53,753,040
			216,132,934
Singapore — 0.8%
CapitaLand Ltd. (i):
2.10%, 11/15/16	SGD	70,750	58,175,316
3.13%, 3/05/18		55,750	48,766,396
2.95%, 6/20/22		141,000	112,876,291
Keppel Land Ltd., 2.50%, 6/23/13 (i)		29,400	24,132,440
Olam International Ltd.,
6.00%, 10/15/16 (i)	USD	70,400	76,137,600
Oversea-Chinese Banking Corp. Ltd.,
1.63%, 3/13/15 (e)		33,169	33,506,859
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15 (i)	SGD	65,750	56,058,370
			409,653,272
South Korea — 0.3%
Zeus Cayman, 5.08%, 8/19/13 (i)(j)	JPY	8,524,000	104,107,478
Zeus Cayman II, 0.25%, 8/18/16 (i)(j)		2,306,000	30,077,947
			134,185,425
Spain — 0.1%
Nara Cable Funding, Ltd.,
8.88%, 12/01/18 (e)	EUR	22,265	27,199,387
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (e)	USD	33,434	35,219,376
Switzerland — 0.2%
Credit Suisse Group Capital, Series A,
4.00%, 3/29/13 (i)	CHF	32,673	46,695,762
UBS AG/Stamford CT, Series BKNT,
5.88%, 12/20/17	USD	26,508	31,366,572
			78,062,334
United Arab Emirates — 0.4%
Dana Gas Sukuk, Ltd., 7.50%, 10/31/13 (i)		239,790	175,166,595
Pyrus Ltd. (i):
7.50%, 12/20/15		3,300	3,687,750
7.50%, 12/20/15 (e)		46,200	51,628,500
			230,482,845
United Kingdom — 0.5%
BAT International Finance Plc,
2.13%, 6/07/17 (e)		33,174	33,902,169
British Telecommunications Plc,
1.50%, 12/20/13 (g)		12,768	12,852,805
Delta Topco Ltd., 10.00%, 11/24/60 (i)(k)		60,943	65,406,544
Essar Energy Plc, 4.25%, 2/01/16 (i)		45,600	31,920,000

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

United Kingdom (concluded)
Lloyds TSB Bank Plc, 13.00% (g)(h)(l)	GBP	57,872	$121,604,278
OTE Plc, 7.25%, 4/08/14	EUR	7,468	8,809,444
			274,495,240
United States — 2.4%
Ally Financial, Inc., 4.50%, 2/11/14	USD	23,260	23,957,800
American Express Credit Corp.:
Series MTN 1.75%, 6/12/15		33,181	34,025,921
Series MTN 2.38%, 3/24/17		13,380	14,070,221
Anheuser-Busch InBev Worldwide, Inc.,
1.38%, 7/15/17		23,924	24,284,654
Bank of America Corp., 1.50%, 10/09/15		69,597	69,676,271
Building Materials Corp. of America,
6.88%, 8/15/18 (e)		10,633	11,403,893
Cablevision Systems Corp., 5.88%, 9/15/22		19,855	19,706,088
CCO Holdings LLC/CCO Holdings Capital
Corp., 5.25%, 9/30/22		66,464	66,796,320
Citigroup Funding, Inc.,
2.51%, 11/27/12 (j)		66,400	66,275,157
Citigroup, Inc., 5.95% (g)(l)		23,883	24,614,417
CONSOL Energy, Inc., 8.00%, 4/01/17		52,871	55,911,082
Cricket Communications, Inc.,
7.75%, 10/15/20		19,864	20,484,750
Crown Cork & Seal Co., Inc.,
7.50%, 12/15/96		5,827	5,419,110
Daimler Finance North America LLC,
1.30%, 7/31/15 (e)		9,211	9,277,955
DaVita, Inc.:
6.38%, 11/01/18		15,998	17,077,865
6.63%, 11/01/20		19,549	20,868,558
DJO Finance LLC, 9.75%, 10/15/17		4,020	3,376,800
Electronic Arts, Inc., 0.75%, 7/15/16 (i)		18,199	16,504,218
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		8,711	9,690,988
8.00%, 12/15/16		9,447	11,440,600
6.63%, 8/15/17		13,227	15,464,426
General Electric Capital Corp.:
5.63%, 5/01/18		33,185	39,418,371
Series B, 6.25% (g)(l)		49,900	54,392,497
Gilead Sciences, Inc., Series D,
1.63%, 5/01/16 (i)		57,451	90,413,511
Hologic, Inc., 2.00%, 12/15/37 (i)(m)		84,784	95,223,030
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		32,915	35,219,050
7.63%, 6/15/21		9,467	10,532,038
Hyundai Capital America (e):
1.63%, 10/02/15		12,431	12,508,209
2.13%, 10/02/17		19,831	19,932,297
JPMorgan Chase Bank NA,
0.73%, 6/13/16 (g)		43,368	41,979,183
Linn Energy LLC, 7.75%, 2/01/21		21,232	22,665,160
Morgan Stanley, 4.88%, 11/01/22		26,357	26,645,108
Mylan, Inc., 3.75%, 9/15/15 (i)		50,407	99,648,338
NB Capital Trust II, 7.83%, 12/15/26		3,685	3,757,152
Phibro Animal Health Corp.,
9.25%, 7/01/18 (e)		4,575	4,437,750
Reliance Holdings USA, Inc. (e):
4.50%, 10/19/20		23,331	24,646,332
5.40%, 2/14/22		9,888	10,995,031

Corporate Bonds		Par (000)	Value

United States (concluded)
Stillwater Mining Co., Series SWC,
1.75%, 10/15/32 (i)	USD	19,823	$20,430,079
SunGard Data Systems, Inc.,
7.38%, 11/15/18		28,458	30,627,923
Take-Two Interactive Software, Inc. (i):
4.38%, 6/01/14		12,408	15,440,205
1.75%, 12/01/16 (e)		49,823	47,362,989
Texas Industries, Inc., 9.25%, 8/15/20		39,926	42,621,005
			1,289,222,352
Total Corporate Bonds — 7.0%			3,693,250,207

Floating Rate Loan Interests (g)
Canada — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan,
8.75%, 9/20/14		15,808	15,926,963
Chile — 0.1%
GNL Quintero SA, Term Loan,
1.32%, 6/20/23		39,297	33,088,379
United Kingdom — 0.2%
Delta Debtco, Ltd., Term Loan,
9.25%, 10/30/19		96,000	95,472,000
United States — 0.2%
Navistar International Corp., Term Loan B,
7.00%, 8/17/17		8,020	8,040,050
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		67,609	67,608,844
Vodafone Americas Finance 2, Inc., Term
Loan B, 6.25%, 7/11/16 (k)		42,457	43,730,259
			119,379,153
Total Floating Rate Loan Interests — 0.5%			263,866,495

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	165,240	171,628,536
5.50%, 12/15/13		150,000	160,562,415
5.75%, 5/15/21		222,627	279,050,706
5.75%, 7/15/22		66,505	84,493,234
5.50%, 4/21/23		470,235	590,502,246
Brazil Notas do Tesouro Nacional:
Series B 6.00%, 5/15/15	BRL	83,562	99,353,846
Series B 6.00%, 8/15/22		127,094	166,986,364
Series F 10.00%, 1/01/17		327,011	169,116,267
Series F 10.00%, 1/01/21		688,199	356,530,754
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	388,952	593,070,335
3.50%, 7/04/19		300,814	456,436,301
Canadian Government Bond:
4.00%, 6/01/16	CAD	60,628	66,528,417
1.50%, 3/01/17		99,722	100,617,626
3.50%, 6/01/20		73,538	83,579,665

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Hong Kong Government Bond:
4.13%, 2/22/13	HKD	306,650	$40,057,688
2.03%, 3/18/13		524,100	68,097,936
1.67%, 3/24/14		197,900	26,052,563
3.51%, 12/08/14		518,200	71,450,426
1.69%, 12/22/14		259,100	34,459,944
Malaysia Government Bond:
3.21%, 5/31/13	MYR	331,954	109,079,801
3.46%, 7/31/13		195,681	64,434,875
5.09%, 4/30/14		325,360	109,992,723
Netherlands Government Bond,
1.00%, 2/24/17 (e)	USD	66,059	66,358,779
Poland Government Bond, 3.00%, 8/24/16	PLN	238,165	78,399,884
Switzerland Government Bond:
2.25%, 7/06/20	CHF	33,291	40,990,147
2.00%, 4/28/21		23,265	28,352,673
2.00%, 5/25/22		16,652	20,390,788
United Kingdom Gilt:
4.00%, 9/07/16	GBP	49,499	90,486,030
4.75%, 3/07/20		338,364	677,415,683
Vnesheconombank Via VEB Finance Plc,
6.03%, 7/05/22 (e)	USD	16,650	18,586,395
Total Foreign Agency Obligations — 9.3%			4,923,063,047

Non-Agency Mortgage-Backed Securities — 0.1%
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc.,
Series 2010, Class HLTN,
1.96%, 11/15/15 (e)(g)		51,082	50,975,554
Total Non-Agency Mortgage-Backed
Securities — 0.1%			50,975,554

US Treasury Obligations
US Treasury Notes:
2.25%, 3/31/16 (n)		511,576	542,709,580
0.63%, 9/30/17		260,947	260,029,311
1.38%, 9/30/18		274,921	282,244,657
1.00%, 9/30/19		198,142	196,609,471
1.25%, 10/31/19		66,068	66,579,272
3.50%, 5/15/20 (f)		857,673	998,384,548
2.63%, 8/15/20 (f)		441,910	485,686,598
2.00%, 11/15/21		83,338	86,566,828
1.75%, 5/15/22		99,863	100,845,647
Total US Treasury Obligations — 5.7%			3,019,655,912
Total Fixed Income Securities — 22.6%			11,950,811,215

Investment Companies (a)		Shares
United States — 2.7%
ETFS Gold Trust (b)		1,355,000	230,404,200
ETFS Palladium Trust (b)		462,500	27,588,125
ETFS Platinum Trust (b)		390,600	60,328,170
SPDR Gold Trust		5,529,641	922,675,898
iShares Gold Trust (o)		11,836,612	198,381,617
			1,439,378,010

Investment Companies (a)		Shares	Value

Vietnam — 0.0%
Vinaland Ltd.		5,165,552	$2,293,505
Total Investment Companies — 2.7%			1,441,671,515

Preferred Securities
Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII,
5.63% (e)(g)(l)	USD	7,870	7,515,850
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd.,
7.88%, 2/24/41 (g)		32,913	34,229,520
Total Capital Trusts — 0.1%			41,745,370

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings Plc, 8.00%		1,359,200	38,356,624
Royal Bank of Scotland Group Plc:
Series Q, 6.75%		462,850	10,437,268
Series T, 7.25%		1,297,471	30,814,936
Series M, 7.25%		928,375	20,192,156
			99,800,984
United States — 0.6%
General Motors Co., 4.75% (i)		1,276,885	51,867,069
Health Care REIT, Inc., 6.50% (i)		693,708	39,055,760
NextEra Energy, Inc., 5.56% (i)		865,606	44,145,906
PPL Corp. (i):
8.75%		677,700	36,711,009
9.50%		755,396	41,040,665
U.S. Bancorp (g):
6.50%		1,269,543	37,540,386
6.00%		663,362	19,038,489
United Technologies Corp., 7.50% (i)		468,331	25,467,840
Wells Fargo & Co., Series L, 7.50% (i)		23,542	29,427,500
			324,294,624
Total Preferred Stocks — 0.8%			424,095,608

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)		2,209	60,350,320
GMAC Capital Trust I, Series 2,
8.13%, 2/15/40 (g)		2,855	73,405,421
Omnicare Capital, Series B,
4.00%, 6/15/33		462	21,534,199
RBS Capital Funding Trust VII, Series G,
6.08%, 12/31/49 (a)(h)(l)		814	15,230,944
			170,520,884
Total Trust Preferreds — 0.3%			170,520,884
Total Preferred Securities — 1.2%			636,361,862

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Rights		Shares	Value

Spain — 0.0%
Banco Santander SA,
(Expires 10/31/12) (a)		7,688,248	$1,514,698
Total Spain — 0.0%			1,514,698

Warrants (p)
Australia — 0.0%
TFS Corp., Ltd. (Issued/exercisable
8/01/11, 1 share for 1 warrant, Expires
7/15/18, Strike Price AUD 1.28)		21,478,500	701,058
Canada — 0.0%
Kinross Gold Corp. (Issued/exercisable
10/29/08, 1 share for 1 warrant, Expires
9/03/13, Strike Price CAD 32.00) (a)(c)		560,413	123,445
United States — 0.0%
Ford Motor Co. (Issued/exercisable
3/31/10, 1 share for 1 warrant, Expires
1/01/13, Strike Price USD 9.05) (a)		3,710,415	8,125,809
Total Warrants — 0.0%			8,950,312
Total Long-Term Investments
(Cost — $38,628,510,742) — 85.2%			45,122,549,215

Short-Term Securities		Par (000)
Foreign Agency Obligations
German Treasury Bill (q):
(0.10)%, 12/05/12	EUR	57,728	74,830,691
(0.08)%, 1/09/13		33,182	43,015,086
(0.08)%, 1/23/13		33,262	43,120,136
Japan Treasury Discount Bill (q):
0.10%, 11/09/12	JPY	9,940,000	124,512,000
0.09%, 12/10/12		6,650,000	83,293,987
0.10%, 1/16/13		11,310,000	141,648,151
0.10%, 2/20/13		10,560,000	132,242,850
Mexico Cetes (q):
4.53%, 11/15/12	MXN	199,386	152,012,185
4.42%, 12/13/12		46,491	35,327,100
4.53%, 12/13/12		179,762	136,582,507
Singapore Treasury Bill (q):
0.20%, 1/10/13	SGD	49,568	40,616,827
0.19%, 1/24/13		133,165	109,111,894
0.22%, 1/31/13		303,305	248,514,660
0.28%, 2/07/13		182,752	149,708,527
Total Foreign Agency Obligations — 2.8%			1,514,536,601
		Beneficial Interest (000)

Money Market Funds — 0.9%
BlackRock Liquidity Series LLC, Money
Market Series, 0.31% (o)(r)(s)	USD	479,431	479,431,482

Time Deposits		Par (000)	Value

Canada — 0.0%
JPMorgan Chase & Co., 0.21%, 11/01/12	CAD	268	$268,584
Europe — 0.0%
Citibank, (0.02)%, 11/01/12	EUR	25	32,769
Hong Kong — 0.0%
JPMorgan Chase & Co., 0.01%, 11/01/12	HKD	253	32,682
Japan — 0.0%
Brown Brothers Harriman & Co.,
0.01%, 11/01/12	JPY	108	1,359
Singapore — 0.5%
JPMorgan Chase & Co., 0.01%, 11/01/12	SGD	306,276	251,087,063
South Africa — 0.0%
Brown Brothers Harriman & Co.,
3.80%, 11/01/12	ZAR	5,411	624,023
Total Time Deposits — 0.5%			252,046,480

US Treasury Obligations
US Treasury Bills (q):
0.10%, 11/01/12	USD	149,070	149,070,000
0.08% – 0.10%, 11/08/12		224,250	224,245,813
0.08% – 0.10%, 11/15/12		184,700	184,693,899
0.08% – 0.11%, 11/23/12		645,190	645,154,392
0.11%, 11/29/12		157,370	157,356,536
0.06% – 0.11%, 12/06/12		908,915	908,834,268
0.08% – 0.11%, 12/13/12		1,005,013	1,004,898,672
0.08% – 0.11%, 12/20/12		409,220	409,167,493
0.06% – 0.09%, 1/03/13		354,350	354,300,029
0.05% – 0.11%, 1/10/13		1,148,300	1,148,109,620
0.08% – 0.11%, 1/17/13		1,002,405	1,002,181,061
0.09% – 0.11%, 1/24/13		263,760	263,703,034
0.13%, 1/31/13		149,070	149,022,898
Total US Treasury Obligations — 12.5%			6,600,737,715
Total Short-Term Securities
(Cost — $8,833,694,881) — 16.7%			8,846,752,278

Options Purchased		Contracts
Exchange-Traded Call Options — 0.1%
Anadarko Petroleum Corp.:
Strike Price USD 80.00, Expires 1/19/13		38,631	4,403,934
Strike Price USD 75.00, Expires 3/16/13		9,634	3,444,155
Apple, Inc., Strike Price USD 635.00,
Expires 2/16/13		2,578	6,432,110
Murphy Oil Corp., Strike Price USD 65.00,
Expires 1/19/13		25,998	3,899,700
Nexen, Inc., Strike Price USD 19.00,
Expires 12/22/12		12,922	7,107,100
SPDR Gold Trust, Strike Price USD 175.00,
Expires 12/22/12		10,998	1,083,303
United Technologies Corp., Strike Price
USD 80.00, Expires 11/17/12		1,036	48,174
			26,418,476

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Put Options — 0.1%
CONSOL Energy, Inc., Strike Price USD
31.00, Expires 1/19/13	53,061	$7,189,766
HCA Holdings, Inc., Strike Price USD 29.50,
Expires 11/17/12	8,108	1,213,398
Hess Corp., Strike Price USD 52.50,
Expires 1/19/13	6,422	2,087,150
S&P 500 Index:
Strike Price USD 1,415.00,
Expires 11/17/12	1,985	4,476,175
Strike Price USD 1,425.00,
Expires 11/17/12	1,985	5,528,225
Strike Price USD 1,435.00,
Expires 11/17/12	3,968	13,550,720
Strike Price USD 1,445.00,
Expires 11/17/12	3,968	16,407,680
Strike Price USD 1,435.00,
Expires 12/22/12	1,501	7,092,225
Strike Price USD 1,445.00,
Expires 12/22/12	1,371	7,300,575
Strike Price USD 1,455.00,
Expires 12/22/12	1,238	7,409,430
		72,255,344
Over-the-Counter Call Options — 0.4%
Activision Blizzard, Inc., Strike Price USD
20.00, Expires 1/17/14, Broker Goldman
Sachs Group, Inc.	4,043,792	153,219
Aetna, Inc., Strike Price USD 60.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	2,935,011	3,029,254
Agnico-Eagle Mines, Ltd., Strike Price
USD 85.00, Expires 1/17/14, Broker
Deutsche Bank AG	3,018,384	5,931,245
Alcoa, Inc., Strike Price USD 15.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	7,304,915	828,304
AngloGold Ashanti Ltd., Strike Price
USD 65.00, Expires 1/17/14, Broker
Deutsche Bank AG	3,579,369	1,305,074
Autozone, Inc., Strike Price USD 550.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	306,546	447,652
Bank of America Corp., Strike Price
USD 17.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	16,305,614	2,130,002
Barrick Gold Corp., Strike Price USD 80.00,
Expires 1/17/14, Broker Deutsche
Bank AG	16,269,858	4,901,783
Best Buy Co., Inc., Strike Price USD 30.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	8,805,030	814,818
Boeing Co., Strike Price USD 110.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	2,608,897	355,462
Boston Scientific Corp., Strike Price
USD 10.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	7,370,136	311,609
Bristol-Myers Squibb Co., Strike Price
USD 50.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	7,304,916	351,805

Options Purchased	Contracts	Value

Over-the-Counter Call Options (continued)
Broadcom Corp., Strike Price USD 55.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	3,913,348	$1,055,939
Caterpillar, Inc., Strike Price USD 135.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	4,239,461	1,930,481
Cisco Systems, Inc., Strike Price USD 30.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	16,305,614	704,239
Citigroup, Inc., Strike Price USD 50.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	16,305,614	30,265,665
Coeur Dalene Mines Corp., Strike Price
USD 40.00, Expires 1/17/14, Broker
Deutsche Bank AG	1,432,072	4,676,932
Corning, Inc., Strike Price USD 20.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	8,152,805	875,937
Eldorado Gold Corp., Strike Price
USD 25.00, Expires 1/17/14, Broker
Deutsche Bank AG	4,249,752	2,816,608
EMC Corp., Strike Price USD 40.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	11,413,929	2,699,052
Endeavour Silver Corp., Strike Price
USD 20.00, Expires 1/17/14, Broker
Deutsche Bank AG	1,137,913	321,495
First Majestic Silver Corp., Strike Price
USD 35.00, Expires 1/17/14, Broker
Deutsche Bank AG	718,999	1,266,711
Freeport-McMoRan Copper & Gold, Inc.,
Strike Price USD 65.00, Expires 1/17/14,
Broker Goldman Sachs Group, Inc.	8,805,030	4,471,811
General Electric Co., Strike Price USD 35.00,
Expires 1/17/14, Broker Goldman
Sachs Group, Inc.	16,305,614	355,136
Gold Fields Ltd., Strike Price USD 22.00,
Expires 1/17/14, Broker Deutsche
Bank AG	8,785,724	1,455,092
Goldcorp, Inc., Strike Price USD 80.00,
Expires 1/17/14, Broker Deutsche
Bank AG	10,172,700	7,449,163
Halliburton Co., Strike Price USD 55.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	6,196,133	1,388,182
Harmony Gold Mining Co., Ltd., Strike Price
USD 15.00, Expires 1/17/14, Broker
Deutsche Bank AG	2,240,815	563,431
Hewlett-Packard Co., Strike Price USD
30.00, Expires 1/17/14, Broker Goldman
Sachs Group, Inc.	16,305,614	1,680,783
Humana, Inc., Strike Price USD 105.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	1,304,451	1,604,214
IAMGOLD Corp., Strike Price USD 30.00,
Expires 1/17/14, Broker Deutsche
Bank AG	3,779,488	2,068,778
Intel Corp., Strike Price USD 40.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	16,305,614	449,220

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Over-the-Counter Call Options (continued)
International Business Machines Co., Strike
Price USD 295.00, Expires 1/17/14,
Broker Goldman Sachs Group, Inc.	1,695,784	$169,951
J.C. Penney Co., Inc., Strike Price
USD 55.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	4,565,570	2,074,549
JPMorgan Chase & Co., Strike Price
USD 60.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	16,305,614	5,661,635
Kinross Gold Corp., Strike Price USD 20.00,
Expires 1/17/14, Broker Deutsche
Bank AG	16,269,858	3,223,547
Las Vegas Sands Corp., Strike Price
USD 80.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	5,870,020	3,811,698
Lowes Cos., Strike Price USD 45.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	13,044,491	5,732,010
Marvell Technology Group Ltd., Strike Price
USD 20.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	9,457,255	341,691
Mastercard, Inc., Strike Price USD 660.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	489,168	1,634,139
McDonalds Corp., Strike Price USD 135.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	2,935,011	234,273
Microsoft Corp., Strike Price USD 45.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	16,305,614	2,100,978
Monster Beverage Corp., Strike Price
USD 105.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	2,282,786	7,721,295
NetApp, Inc., Strike Price USD 60.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	5,348,241	622,963
New Gold, Inc., Strike Price USD 22.00,
Expires 1/17/14, Broker Deutsche
Bank AG	2,410,542	913,668
Newmont Mining Corp., Strike Price
USD 90.00, Expires 1/17/14, Broker
Deutsche Bank AG	13,015,887	10,961,199
Nikkei 225 Index:
Strike Price JPY 9,048.47,
Expires 12/13/13,
Broker Bank of America Corp.	14,711	8,540,113
Strike Price JPY 9,054.06,
Expires 12/13/13,
Broker JPMorgan Chase & Co.	14,701	8,499,240
Strike Price JPY 9,068.17,
Expires 12/13/13,
Broker Citigroup, Inc.	14,711	8,417,015
Strike Price JPY 9,097.06,
Expires 12/13/13,
Broker Goldman Sachs Group, Inc.	14,667	8,214,904
Novagold Resources, Inc., Strike Price
USD 12.00, Expires 1/17/14, Broker
Deutsche Bank AG	2,227,608	422,332
Pan American Silver Corp., Strike Price
USD 50.00, Expires 1/17/14, Broker
Deutsche Bank AG	4,064,342	392,941

Options Purchased	Contracts	Value

Over-the-Counter Call Options (continued)
Priceline.com, Inc., Strike Price
USD 1,000.00, Expires 1/17/14,
Broker Goldman Sachs Group, Inc.	652,224	$3,849,139
Qualcomm, Inc., Strike Price USD 95.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	6,522,244	1,941,085
Randgold Resources Ltd., Strike Price
USD 165.00, Expires 1/17/14, Broker
Deutsche Bank AG	548,619	3,680,745
Royal Gold, Inc., Strike Price USD 125.00,
Expires 1/17/14, Broker Deutsche
Bank AG	540,616	2,357,632
Safeway, Inc., Strike Price USD 25.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	3,913,348	572,131
Seabridge Gold, Inc., Strike Price
USD 30.00, Expires 1/17/14, Broker
Deutsche Bank AG	355,983	205,794
Silver Standard Resources, Inc., Strike Price
USD 30.00, Expires 1/17/14, Broker
Deutsche Bank AG	995,065	567,764
Silver Wheaton Corp., Strike Price
USD 55.00, Expires 1/17/14, Broker
Deutsche Bank AG	4,081,653	14,644,318
Silvercorp Metals, Inc., Strike Price
USD 15.00, Expires 1/17/14, Broker
Deutsche Bank AG	2,321,188	405,256
Staples, Inc., Strike Price USD 20.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	14,348,940	1,816,145
Starwood Hotels & Resort Worldwide, Inc.,
Strike Price USD 85.00, Expires 1/17/14,
Broker Goldman Sachs Group, Inc.	978,336	316,032
Stillwater Mining Co., Strike Price
USD 25.00, Expires 1/17/14, Broker
Deutsche Bank AG	2,603,178	717,306
Taiwan Taiex Index:
Strike Price TWD 8,807.55,
Expires 9/18/13,
Broker Credit Suisse Group AG	88,250	93,068
Strike Price TWD 7,057.00,
Expires 12/18/13,
Broker JPMorgan Chase & Co.	7,336	3,268,228
Strike Price TWD 7,249.48,
Expires 12/18/13,
Broker Citigroup, Inc.	11,052	4,060,855
Strike Price TWD 8,646.11,
Expires 12/18/13,
Broker JPMorgan Chase & Co.	296,007	397,792
United Technologies Corp., Strike Price
USD 120.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	2,478,453	316,969
UnitedHealth Group, Inc., Strike Price
USD 85.00, Expires 1/17/14, Broker
Goldman Sachs Group, Inc.	3,261,124	898,472
Visa, Inc., Strike Price USD 190.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	1,500,116	4,069,035
Western Union Co., Strike Price USD 25.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.	2,282,786	251

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Contracts	Value

Over-the-Counter Call Options (concluded)
Yahoo!, Inc., Strike Price USD 25.00,
Expires 1/17/14, Broker Goldman Sachs
Group, Inc.		11,413,928	$3,586,713
Yamana Gold, Inc., Strike Price USD 30.00,
Expires 1/17/14, Broker Deutsche
Bank AG		9,769,855	9,827,888
Yum! Brands, Inc., Strike Price USD 100.00,
Expires 1/17/14, Broker Goldman
Sachs Group, Inc.		2,282,786	1,454,546
			227,396,401
Over-the-Counter Put Options — 0.1%
Brazil BOVESPA Index, Strike Price USD
55,389.31, Expires 12/12/12, Broker
Credit Suisse Group AG		2,369	2,329,341
		Notional Amount (000)
EUR Currency, Strike Price USD 1.20,
Expires 6/03/13, Broker Credit Suisse
Group AG	EUR	398,853	3,337,578
		Contracts
KOSPI Index, Strike Price USD 243.53,
Expires 12/12/13, Broker Citigroup, Inc.		3,516	5,359,439
Russell 2000 Index:
Strike Price USD 753.98, Expires
11/16/12, Broker BNP Paribas SA		172,260	215,020
Strike Price USD 759.04, Expires
12/21/12, Broker JPMorgan
Chase & Co.		171,111	1,367,882
Strike Price USD 781.49, Expires
1/18/13, Broker JPMorgan Chase & Co.		99,476	1,793,356
Strike Price USD 782.61, Expires
2/15/13, Broker BNP Paribas SA		99,333	2,412,064
S&P 500 Index:
Strike Price USD 1,373.62, Expires
1/18/13, Broker JPMorgan Chase & Co.		187,542	5,953,697
Strike Price USD 1,375.68, Expires
1/18/13, Broker Goldman Sachs Group AG		93,632	3,031,136
Strike Price USD 1,372.24, Expires
2/15/13, Broker Deutsche Bank AG		93,866	3,777,677
Strike Price USD 1,372.50, Expires
3/15/13, Broker Credit Suisse Group AG		93,860	4,567,835
			34,145,025
Total Options Purchased
(Cost — $532,878,477) — 0.7%			360,215,246
Total Investments Before Options Written
(Cost — $47,995,084,100) — 102.6%			54,329,516,739

Options Written	Contracts	Value

Exchange-Traded Call Options — (0.1)%
Activision Blizzard, Inc., Strike Price
USD 12.50, Expires 1/19/13	14,416	$(230,656)
Alcoa, Inc., Strike Price USD 10.00,
Expires 1/19/13	41,729	(438,154)
Applied Materials, Inc., Strike Price
USD 12.50, Expires 1/19/13	23,063	(69,189)
Biomarin Pharmaceutical, Inc., Strike Price
USD 47.00, Expires 11/17/12	6,355	(444,850)
Cisco Systems, Inc., Strike Price USD 22.00,
Expires 12/22/12	27,983	(55,966)
Corning, Inc., Strike Price USD 15.00,
Expires 1/19/13	40,675	(142,362)
EMC Corp., Strike Price USD 25.00,
Expires 1/19/13	7,489	(786,345)
Kraft Foods Group, Inc., Strike Price
USD 47.50, Expires 3/16/13	5,507	(413,025)
Mattel, Inc., Strike Price USD 35.00,
Expires 1/19/13	4,497	(1,023,068)
Murphy Oil Corp., Strike Price USD 70.00,
Expires 1/19/13	12,999	(682,447)
Oracle Corp.:
Strike Price USD 33.00,
Expires 12/22/12	33,966	(1,222,776)
Strike Price USD 34.00,
Expires 1/19/13	24,309	(802,197)
Phillips 66, Strike Price USD 48.00,
Expires 1/19/13	25,844	(7,236,320)
PulteGroup, Inc., Strike Price USD 19.00,
Expires 4/20/13	12,941	(2,297,028)
Sandisk Corp., Strike Price USD 45.00,
Expires 1/19/13	12,941	(1,941,150)
Tiffany & Co., Strike Price USD 67.50,
Expires 2/16/13	9,124	(2,144,140)
Valeant Pharmaceuticals International, Inc.,
Strike Price USD 50.00, Expires 1/19/13	2,882	(2,392,060)
Vertex Pharmaceuticals, Inc., Strike Price
USD 40.00, Expires 1/19/13	7,780	(7,391,000)
Wal Mart Store, Inc., Strike Price USD 75.00,
Expires 1/19/13	26,679	(5,482,535)
		(35,195,268)
Exchange-Traded Put Options — (0.0)%
CONSOL Energy, Inc., Strike Price
USD 25.00, Expires 1/19/13	53,312	(2,265,760)
Mattel, Inc., Strike Price USD 25.00,
Expires 1/19/13	21,504	(107,520)
Nexen, Inc., Strike Price USD 16.00,
Expires 12/22/12	6,460	(113,050)
Phillips 66, Strike Price USD 34.00,
Expires 11/17/12	12,901	(64,505)
United Technologies Corp., Strike Price
USD 75.00, Expires 11/17/12	691	(36,278)
		(2,587,113)
Over-the-Counter Barrier Options — (0.0)%
Russell 2000 Index:
Strike Price USD 676.65,
Barrier Price USD 618.65,
Expires 11/16/12,
Broker BNP Paribas SA	172,260	(17,351)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Contracts	Value

Over-the-Counter Barrier Options (concluded)
Russell 2000 Index (concluded):
Strike Price USD 681.19,
Barrier Price USD 622.80,
Expires 12/21/12,
Broker JPMorgan Chase & Co.		171,111	$(338,870)
S&P 500 Index, Strike Price USD 1,199.27,
Barrier Price USD 1,128.76, Expires
1/18/13, Broker Goldman Sachs
Group, Inc.		93,632	(612,999)
			(969,220)
Over-the-Counter Call Options — (0.0)%
Brazil BOVESPA Index, Strike Price
USD 64,667.72, Expires 12/12/12,
Broker Credit Suisse Group AG		2,369	(172,660)
Canon Inc., Strike Price JPY 2,758.05,
Expires 1/18/13, Broker Deutsche
Bank AG		492,500	(649,544)
		Notional Amount (000)
EUR Currency, Strike Price USD 1.40,
Expires 6/03/13, Broker Credit Suisse
Group AG	EUR	398,853	(2,167,668)
		Contracts
Mattel, Inc., Strike Price USD 33.00,
Expires 1/18/13, Broker Morgan Stanley		387,200	(1,506,204)
Mead Johnson Nutrition Co., Strike Price
USD 100.00, Expires 1/18/13, Broker
Morgan Stanley		1,487,340	(371,835)
Mitsui Fudosan Co., Ltd., Strike Price
JPY 1,521.73, Expires 1/18/13, Broker
Citigroup, Inc.		546,000	(857,751)
Russell 2000 Index:
Strike Price USD 851.80,
Expires 11/16/12,
Broker BNP Paribas SA		172,260	(266,653)
Strike Price USD 868.03,
Expires 12/21/12,
Broker JPMorgan Chase & Co.		171,111	(835,479)
Strike Price USD 847.22,
Expires 1/18/13,
Broker JPMorgan Chase & Co.		99,476	(1,443,851)
Strike Price USD 854.05,
Expires 2/15/13,
Broker BNP Paribas SA		99,333	(1,653,543)
S&P 500 Index:
Strike Price USD 1,514.50,
Expires 1/18/13,
Broker JPMorgan Chase & Co.		187,542	(904,190)
Strike Price USD 1,520.01,
Expires 2/15/13,
Broker Deutsche Bank AG		93,866	(698,680)
Strike Price USD 1,527.34,
Expires 3/15/13,
Broker Credit Suisse Group AG		93,860	(905,435)
Yahoo Japan Corp., Strike Price
JPY 29,937.18, Expires 1/30/13,
Broker Goldman Sachs Group, Inc.		44,356	(417,691)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Yamada Denki Co., Ltd., Strike Price
JPY 4,347.00, Expires 1/18/13,
Broker Citigroup, Inc.	213,000	$(89,474)
		(12,940,658)
Over-the-Counter Put Options — (0.1)%
Brazil BOVESPA Index, Strike Price
USD 46,392.06, Expires 12/12/12,
Broker Credit Suisse Group AG	2,369	(151,103)
Mead Johnson Nutrition Co., Strike Price
USD 60.00, Expires 1/17/14,
Broker Morgan Stanley	1,487,340	(11,192,233)
Nikkei 225 Index:
Strike Price JPY 8, 286.96,
Expires 12/13/13,
Broker Bank of America Corp.	14,711	(6,368,527)
Strike Price JPY 8,292.09,
Expires 12/13/13,
Broker JPMorgan Chase & Co.	14,701	(6,391,012)
Strike Price JPY 8,305.01,
Expires 12/13/13,
Broker Citigroup, Inc.	14,711	(6,463,391)
Strike Price JPY 8,331.47,
Expires 12/13/13,
Broker Goldman Sachs Group, Inc.	14,667	(6,584,944)
Russell 2000 Index:
Strike Price USD 701.34,
Expires 1/18/13,
Broker JPMorgan Chase & Co.	99,476	(537,562)
Strike Price USD 702.35,
Expires 2/15/13,
Broker BNP Paribas SA	99,333	(881,146)
S&P 500 Index:
Strike Price USD 1,197.51,
Expires 1/18/13,
Broker JPMorgan Chase & Co.	187,542	(1,209,360)
Strike Price USD 1,196.31,
Expires 2/15/13,
Broker Deutsche Bank AG	93,866	(986,965)
Strike Price USD 1,231.73,
Expires 3/15/13,
Broker Credit Suisse Group AG	93,860	(1,738,005)
Strike Price USD 1,149.60,
Expires 12/20/13,
Broker Citigroup, Inc.	59,066	(2,811,601)
Taiwan Taiex Index:
Strike Price TWD 5,758.51,
Expires 12/18/13,
Broker JPMorgan Chase & Co.	7,336	(1,725,505)
Strike Price TWD 6,524.53,
Expires 12/18/13,
Broker Citigroup, Inc.	11,052	(5,244,122)
		(52,285,476)

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions — (0.0)%
Receive a fixed rate of 3.15% and pay a
floating rate based on 6-month LIBOR,
Expires 4/30/13, Broker Morgan Stanley	JPY 19,904,958	$(5,757)
Total Options Written
(Premiums Received — $146,510,042) — (0.2)%		(103,983,492)
Total Investments, Net of Outstanding
Options Written — 102.4%		54,225,533,247
Liabilities in Excess of Other Assets — (2.4)%		(1,264,615,275)
Net Assets — 100.0%		$52,960,917,972

(a)	Non-income producing security.
(b)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Shares Purchased	Shares Sold	Shares Held at October 31, 2012	Value at October 31, 2012	Realized Loss	Income
ETFS Gold Trust	1,355,000	—	—	1,355,000	$230,404,200	—	—
ETFS Palladium Trust	462,500	—	—	462,500	$ 27,588,125	—	—
ETFS Platinum Trust	390,600	—	—	390,600	$ 60,328,170	—	—
Quicksilver Resources, Inc.	5,790,531	5,176,444	(10,966,975)	—	—	$(67,347,771)	—
RHJ International	4,080,524	—	—	4,080,524	$ 20,309,640	—	—
RHJ International — ADR	899,200	—	—	899,200	$ 4,474,329	—	—
The St. Joe Co.	9,125,719	103,300	—	9,229,019	$182,734,576	—	—
Tianjin Development Holdings Ltd.	88,279,743	—	(5,006,945)	83,272,798	$ 39,519,597	$ (15,861)	—

(c)	Security, or a portion of security, is on loan.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	All or a portion of security has been pledged as collateral in connection with swaps.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Convertible security.
(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(l)	Security is perpetual in nature and has no stated maturity date.
(m)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(n)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(o)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at October 31, 2012	Value at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, Temp Fund, Institutional
Class	—	—		—	—	—	—	$6,089
BlackRock Liquidity Series, LLC Money Market Series	474,898,135	4,533,347	[1]	—	479,431,482	$479,431,482	—	$2,561,926
iShares Gold Trust	12,437,367	—		(600,755)	11,836,612	$198,381,617	$987,101	—
iShares Silver Trust	490,150	—		(490,150)	—	—	$8,448,362	—

[1]	Represents net beneficial interest purchased.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	21

Consolidated Schedule of Investments (continued)

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(q)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(r)	Represents the current yield as of report date.
(s)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.
•	Financial futures contracts sold as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
298	Nikkei 225 Index	Chicago Mercantile	December 2012	USD	16,648,879	$(287,337)
39	S&P TSE 60 Index	Montreal Exchange	December 2012	USD	5,544,931	(6,467)
692	DAX Index	Eurex Mercantile	December 2012	USD	163,040,430	2,576,155
174	FTSE 100 Index	Euronext LIFFE	December 2012	USD	16,184,871	173,296
9,563	S&P 500 E-Mini Index	Chicago Mercantile	December 2012	USD	672,661,420	21,893,958
Total						$24,349,605

•	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	111,441,376	EUR	92,050,862	UBS AG	11/01/12	$350,497
EUR	92,050,862	CHF	111,273,844	UBS AG	11/01/12	(170,607)
EUR	101,395,720	USD	130,851,177	Barclays Plc	11/01/12	572,825
EUR	23,716,468	USD	30,836,151	Credit Suisse Group AG	11/01/12	(96,066)
EUR	516,533	USD	666,753	Credit Suisse Group AG	11/01/12	2,751
EUR	170,011,765	USD	219,349,179	JPMorgan Chase & Co.	11/01/12	1,011,468
GBP	29,877,700	USD	47,938,770	Deutsche Bank AG	11/01/12	276,343
GBP	60,586,700	USD	97,144,715	Goldman Sachs Group, Inc.	11/01/12	627,020
USD	131,331,286	EUR	101,395,720	Barclays Plc	11/01/12	(92,716)
USD	220,236,640	EUR	170,011,765	JPMorgan Chase & Co.	11/01/12	(124,006)
USD	48,461,629	GBP	29,877,700	Deutsche Bank AG	11/01/12	246,517
USD	98,275,868	GBP	60,586,700	Goldman Sachs Group, Inc.	11/01/12	504,133
USD	504,300	HKD	3,908,369	Credit Suisse Group AG	11/01/12	(2)
USD	14,865,146	JPY	1,185,049,451	Credit Suisse Group AG	11/01/12	20,483
USD	155,838	SGD	190,113	Barclays Plc	11/01/12	(18)
USD	2,570,216	SGD	3,137,818	Credit Suisse Group AG	11/01/12	(2,187)
USD	264,453	CAD	264,427	Brown Brothers Harriman & Co.	11/02/12	(305)
USD	113,150	SGD	138,036	Barclays Plc	11/02/12	(13)
AUD	132,120,000	USD	136,945,022	UBS AG	11/08/12	137,025
USD	140,623,634	AUD	137,193,789	Deutsche Bank AG	11/08/12	(1,722,760)
USD	269,526,019	AUD	262,952,214	UBS AG	11/08/12	(3,301,925)
USD	80,444,589	EUR	62,146,728	UBS AG	11/08/12	(111,064)
CHF	119,452,118	EUR	98,594,460	Credit Suisse Group AG	11/09/12	476,278
USD	125,187,340	JPY	9,940,000,000	Deutsche Bank AG	11/09/12	665,878
AUD	165,240,000	USD	161,282,502	JPMorgan Chase & Co.	11/15/12	10,068,575
USD	86,441,427	AUD	85,611,000	Goldman Sachs Group, Inc.	11/15/12	(2,335,728)
USD	84,747,587	AUD	83,553,606	Goldman Sachs Group, Inc.	11/15/12	(1,896,085)
USD	161,489,052	AUD	165,240,000	JPMorgan Chase & Co.	11/15/12	(9,862,025)
USD	150,412,153	MXN	1,993,863,500	Deutsche Bank AG	11/15/12	(1,706,012)
AUD	74,775,802	USD	76,456,762	JPMorgan Chase & Co.	11/29/12	998,762
USD	75,952,025	AUD	74,775,802	JPMorgan Chase & Co.	11/29/12	(1,503,499)
USD	29,284,090	AUD	28,822,923	UBS AG	11/29/12	(571,753)
USD	204,726,495	EUR	159,000,990	Credit Suisse Group AG	11/29/12	(1,411,011)
USD	149,566,490	GBP	93,546,000	JPMorgan Chase & Co.	11/29/12	(1,379,437)
JPY	1,581,138,000	USD	20,225,363	Deutsche Bank AG	11/30/12	(414,679)
USD	62,611,020	AUD	61,395,090	Barclays Plc	11/30/12	(979,250)
USD	48,137,291	EUR	37,195,780	Deutsche Bank AG	11/30/12	(85,756)
USD	19,718,896	JPY	1,581,138,000	Credit Suisse Group AG	11/30/12	(91,788)
USD	70,320,902	EUR	57,727,621	HSBC Holdings Plc	12/05/12	(4,524,771)
USD	216,575,133	EUR	166,861,952	UBS AG	12/06/12	230,706
USD	130,765,175	GBP	81,609,900	JPMorgan Chase & Co.	12/06/12	(917,796)
USD	226,097,320	EUR	174,262,839	Credit Suisse Group AG	12/07/12	154,505

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of October 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	213,887,826	GBP	133,513,000	Deutsche Bank AG	12/07/12	$(1,543,652)
USD	84,767,368	JPY	6,650,000,000	Credit Suisse Group AG	12/10/12	1,436,890
USD	35,229,242	MXN	464,906,220	Goldman Sachs Group, Inc.	12/13/12	(140,492)
USD	135,199,986	MXN	1,797,619,010	JPMorgan Chase & Co.	12/13/12	(1,561,589)
CHF	111,243,467	EUR	92,050,862	UBS AG	12/14/12	167,989
USD	130,899,847	EUR	101,395,720	Barclays Plc	12/14/12	(577,485)
USD	219,430,785	EUR	170,011,765	JPMorgan Chase & Co.	12/14/12	(1,019,281)
USD	47,931,151	GBP	29,877,700	Deutsche Bank AG	12/14/12	(277,458)
USD	97,129,871	GBP	60,586,700	Goldman Sachs Group, Inc.	12/14/12	(628,676)
USD	40,472,926	EUR	33,181,737	Credit Suisse Group AG	1/09/13	(2,565,848)
USD	144,319,110	JPY	11,310,000,000	UBS AG	1/16/13	2,530,923
USD	40,580,650	EUR	33,261,737	Credit Suisse Group AG	1/23/13	(2,567,392)
USD	105,808,271	SGD	133,165,000	UBS AG	1/24/13	(3,360,071)
USD	147,297,493	SGD	182,752,000	UBS AG	2/07/13	(2,524,848)
USD	134,272,563	JPY	10,560,000,000	UBS AG	2/20/13	1,842,355
Total						$(27,746,128)

•	Interest rate swaps outstanding as of October 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.54%[1]	3-Month LIBOR	Deutsche Bank AG	9/14/15	$331,515	$(117,496)
0.50%[1]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/15	$332,174	157,719
1.28%[2]	3-Month LIBOR	UBS AG	6/22/16	$171,863	614,783
1.30%[2]	3-Month LIBOR	Deutsche Bank AG	8/17/16	$163,750	513,988
1.35%[2]	3-Month LIBOR	Deutsche Bank AG	8/24/16	$159,574	564,787
1.01%[2]	3-Month LIBOR	Deutsche Bank AG	9/27/16	$1,322,600	(298,399)
1.00%[2]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/16	$1,322,240	(477,018)
1.55%[2]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/17	$661,119	(26,689)
1.55%[2]	3-Month LIBOR	JPMorgan Chase & Co.	10/04/17	$660,539	(60,721)
1.24%[2]	3-Month LIBOR	Deutsche Bank AG	9/14/18	$132,490	776,520
1.19%[2]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/18	$135,010	408,106
Total					$2,055,580

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.
•	Total return swaps outstanding as of October 31, 2012 were as follows:

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation

SGX Nikkei Stock Average Dividend Point Index Futures December 2013	JPY 2,500,656,200[3]	Citigroup, Inc.	3/31/14	JPY 2	$8,225,451

[3]	Fund receives the total return of the referenced entity and pays the fixed rate. Net payment at termination.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	23

Consolidated Schedule of Investments (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$30,399,894	—	—	$30,399,894
Australia	—	$171,174,240	—	171,174,240
Belgium	20,309,640	4,474,329	—	24,783,969
Brazil	560,930,617	—	—	560,930,617
Canada	1,348,513,279	—	$25	1,348,513,304
Chile	26,158,208	—	—	26,158,208
China	—	291,471,819	—	291,471,819
Denmark	—	27,799,941	—	27,799,941
France	125,092,717	672,723,577	—	797,816,294
Germany	35,960,396	1,272,899,261	—	1,308,859,657
Hong Kong	—	166,696,644	—	166,696,644
Indonesia	—	16,689,608	—	16,689,608
Ireland	40,440,507	—	—	40,440,507
Israel	81,921,498	—	—	81,921,498
Italy	—	305,480,649	—	305,480,649
Japan	39,827,884	2,990,878,523	—	3,030,706,407
Kazakhstan	59,776,693	—	—	59,776,693
Malaysia	—	249,115,986	—	249,115,986
Mexico	157,553,892	—	—	157,553,892
Netherlands	125,652,498	235,294,379	—	360,946,877
Norway	—	47,346,385	—	47,346,385
Philippines	24,060,908	—	—	24,060,908
Portugal	15,788,982	—	—	15,788,982
Russia	60,137,661	59,037,847	—	119,175,508
Singapore	—	347,500,452	—	347,500,452
South Africa	76,278,688	34,404,824	—	110,683,512
South Korea	42,825,476	490,821,980	—	533,647,456
Spain	—	94,235,280	—	94,235,280
Sweden	—	36,790,431	—	36,790,431
Switzerland	15,393,157	708,152,679	—	723,545,836
Taiwan	53,019,123	164,905,680	—	217,924,803
Thailand	156,559,839	—	—	156,559,839
United Arab Emirates	15,159,106	—	—	15,159,106
United Kingdom	478,695,802	1,341,034,064	40,439,339	1,860,169,205
United States	17,705,771,078	17,644,128	—	17,723,415,206
Corporate Bonds	—	3,418,871,018	274,379,189	3,693,250,207
Floating Rate Loan Interests	—	119,439,013	144,427,482	263,866,495
Foreign Agency Obligations	—	4,923,063,047	—	4,923,063,047
Commercial Mortgage-Backed
Securities	—	50,975,554	—	50,975,554
US Treasury Obligations	—	3,019,655,912	—	3,019,655,912
Investment Companies	1,441,671,515	—	—	1,441,671,515
Preferred Securities	594,616,492	41,745,370	—	636,361,862
Rights	1,514,698	—	—	1,514,698
Warrants	8,249,254	701,058	—	8,950,312

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Assets:
Investments (concluded):
Short-Term Securities:
Foreign Agency
Obligations	—	$1,514,536,601	—	$1,514,536,601
Money Market Funds	—	479,431,482	—	479,431,482
Time Deposits	—	252,046,480	—	252,046,480
US Treasury Obligations	—	6,600,737,715	—	6,600,737,715
Total	$23,342,279,502	$30,167,775,956	$459,246,035	$53,969,301,493

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$123,317,229	$266,429,299	—	$389,746,528
Foreign currency exchange
contracts	—	25,659,501	—	25,659,501
Interest rate contracts	—	3,035,903	—	3,035,903
Liabilities:
Equity contracts	(38,076,185)	(64,027,686)	—	(102,103,871)
Foreign currency exchange
contracts	—	(52,235,719)	—	(52,235,719)
Interest rate contracts	—	(986,080)	—	(986,080)
Total	$85,241,044	$177,875,218	—	$263,116,262

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$5,147,416	—	—	$5,147,416
Liabilities:
Cash received as
collateral for swaps	—	$(187,895,000)	—	(187,895,000)
Bank overdraft	—	(235,373,299)	—	(235,373,299)
Collateral on securities
on loan	—	(479,431,482)	—	(479,431,482)
Total	$5,147,416	$(902,699,781)	—	$(897,552,365)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of April 30, 2012, there were securities with a value of $1,985,342,825 that were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of October 31, 2012. Therefore, these securities were transferred from Level 2 to Level 1 during the period.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	25

Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Balance, as of October 31, 2011	$24,716	$415,210,941	$177,519,138	$592,754,795
Accrued discounts/ premiums	—	491,448	509,681	1,001,129
Net realized gain (loss)	—	31,971,972	427,926	32,399,898
Net change in unrealized appreciation/depreciation[1]	(8,503,145)	(44,663,736)	804,069	(52,362,812)
Purchases	48,917,793	79,113,558	34,685,250	162,716,601
Sales	—	(166,648,606)	(69,518,582)	(236,167,188)
Transfers in2	—	45,427,300	—	45,427,300
Transfers out[2]	—	(86,523,688)	—	(86,523,688)
Balance, as of October 31, 2012	$40,439,364	$274,379,189	$144,427,482	$459,246,035

[1]	Included in the related net change in unrealized appreciation/depreciation. The change in unrealized appreciation/depreciation on investments still held at October 31, 2012 was $(26,424,092).
[2]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts
	Assets	Liabilities	Total
Balance, as of October 31, 2011	$50,531,861	$(158,461,863)	$(107,930,002)
Accrued discounts/premium	—	—	—
Net realized gain (loss)	(82,895,326)	11,586,664	(71,308,662)
Net change in unrealized
appreciation/depreciation[3]	52,900,685	51,293,091	104,193,776
Purchases	—	—	—
Issuances[4]	—	—	—
Sales	(16,622,542)	(988,661)	(17,611,203)
Settlements[5]	—	96,570,769	96,570,769
Transfers in6	—	—	—
Transfers out[6]	(3,914,678)	—	(3,914,678)
Total	—	—	—

[3]	Included in the related net change in unrealized appreciation/depreciation. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2012 was $0.
[4]	Issuances represent upfront cash received on certain derivative financial instruments.
[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[6]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Statement of Assets and Liabilities

October 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned at value of $451,293,957) (cost — $46,764,665,703)	$53,086,345,003
Investments at value — affiliated (cost — $1,230,418,397)	1,243,171,736
Interest receivable	148,360,007
Dividends receivable	68,676,395
Investments sold receivable	64,156,656
Capital shares sold receivable	63,370,375
Unrealized appreciation on foreign currency exchange contracts	22,321,923
Unrealized appreciation on swaps	11,261,354
Foreign currency at value (cost — $5,144,528)	5,147,416
Options written receivable	3,455,038
Variation margin receivable	591,089
Swaps receivable	19,304
Securities lending income receivable — affiliated	122,196
Prepaid expenses	126,358
Total assets	54,717,124,850

Liabilities
Collateral on securities loaned at value	479,431,482
Bank overdraft	235,373,299
Investments purchased payable	514,803,903
Cash received as collateral for swaps	187,895,000
Options written at value (premiums received — $146,510,042)	103,983,492
Capital shares redeemed payable	94,084,593
Unrealized depreciation on foreign currency exchange contracts	50,068,051
Unrealized depreciation on swaps	980,323
Investment advisory fees payable	30,169,511
Service and distribution fees payable	17,606,029
Other affiliates payable	430,340
Officer’s and Directors’ fees payable	28,167
Other liabilities	20,510,747
Other accrued expenses payable	20,841,941
Total liabilities	1,756,206,878
Net Assets	$52,960,917,972

Net Assets Consist of
Paid-in capital	$47,345,699,673
Distributions in excess of net investment income	(94,151,130)
Accumulated net realized loss	(674,446,596)
Net unrealized appreciation/depreciation	6,383,816,025
Net Assets	$52,960,917,972

Net Asset Value
InstitutionaI — Based on net assets of $18,657,772,840 and 954,895,311 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.54
Investor A — Based on net assets of $17,292,587,107 and 889,672,204 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.44
Investor B — Based on net assets of $660,369,987 and 34,831,775 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$18.96
Investor C — Based on net assets of $15,179,009,143 and 840,299,483 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.06
Class R — Based on net assets of $1,171,178,895 and 62,379,537 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.78

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	27

Consolidated Statement of Operations

Year Ended October 31, 2012

Investment Income
Dividends — unaffiliated	$824,187,293
Foreign taxes withheld	(37,166,619)
Interest	481,416,687
Securities lending — affiliated	2,561,926
Dividends — affiliated	6,089
Total income	1,271,005,376

Expenses
Investment advisory	397,724,795
Service — Investor A	43,341,133
Service and distribution — Investor B	7,821,779
Service and distribution — Investor C	156,215,079
Service and distribution — Class R	5,670,262
Transfer agent — Institutional	14,901,446
Transfer agent — Investor A	19,163,190
Transfer agent — Investor B	1,220,494
Transfer agent — Investor C	17,007,733
Transfer agent — Class R	2,523,552
Custodian	10,813,500
Accounting services	5,525,368
Professional	2,071,125
Officer and Directors	1,172,889
Printing	1,102,335
Registration	599,781
Insurance	503,853
Miscellaneous	242,670
Total expenses excluding stock loan fees	687,620,984
Stock loan fees	95,574
Total expenses	687,716,558
Less fees waived by Manager	(44,442,476)
Total expenses after fees waived	643,274,082
Net investment income	627,731,294

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(162,690,140)
Investments — affiliated	(57,928,169)
Financial futures contracts	(264,911,045)
Foreign currency transactions	(20,122,935)
Options written and structured options	159,254,048
Swaps	1,482,933
(344,915,308)
Net change in unrealized appreciation/depreciation on:
Investments	1,991,817,586
Financial futures contracts	90,475,317
Foreign currency translations	(47,953,454)
Options written and structured options	85,085,148
Swaps	6,467,872
2,125,892,469
Total realized and unrealized gain	1,780,977,161
Net Increase in Net Assets Resulting from Operations	$2,408,708,455

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$627,731,294	$746,523,623
Net realized gain (loss)	(344,915,308)	970,536,235
Net change in unrealized appreciation/depreciation	2,125,892,469	(995,312,511)
Net increase in net assets resulting from operations	2,408,708,455	721,747,347

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(345,855,589)	(295,083,507)
Investor A	(297,480,891)	(283,529,606)
Investor B	(6,902,310)	(9,313,480)
Investor C	(169,522,537)	(168,558,399)
Class R	(15,982,057)	(14,515,955)
Net realized gain:
Institutional	(167,694,664)	—
Investor A	(174,007,263)	—
Investor B	(8,970,948)	—
Investor C	(167,603,674)	—
Class R	(11,135,762)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(1,365,155,695)	(771,000,947)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(461,753,985)	6,752,023,008

Redemption fee
Redemption fee	—	419,628

Net Assets
Total increase in net assets	581,798,775	6,703,189,036
Beginning of year	52,379,119,197	45,675,930,161
End of year	$52,960,917,972	$52,379,119,197
Undistributed (distributions in excess of) net investment income	$(94,151,130)	$115,079,432

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	29

Financial Highlights

	Institutional
	Year Ended October 31,
	Consolidated
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$19.16	$19.07	$17.42	$15.20	$21.30
Net investment income[1]	0.31	0.38	0.33	0.35	0.34
Net realized and unrealized gain (loss)	0.64	0.08 [2]	1.65 [2]	2.61 [2]	(5.10)[2]
Net increase (decrease) from investment operations	0.95	0.46	1.98	2.96	(4.76)
Dividends and distributions from:[5]
Net investment income	(0.38)	(0.37)	(0.33)	(0.74)	(0.52)
Net realized gain	(0.19)	—	—	—	(0.82)
Total dividends and distributions	(0.57)	(0.37)	(0.33)	(0.74)	(1.34)
Net asset value, end of year	$19.54	$19.16	$19.07	$17.42	$15.20

Total Investment Return[3]
Based on net asset value	5.20%	2.39%	11.54%	20.43%	(23.73)%

Ratios to Average Net Assets
Total expenses	0.87%	0.87%	0.88%	0.91%	0.95%
Total expenses after fees waived and paid indirectly	0.79%	0.78%	0.81%	0.87%	0.86%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	0.79%[4]	0.78%[4]	0.81%	0.85%	0.80%
Net investment income	1.61%	1.92%	1.83%	2.26%	1.78%

Supplemental Data
Net assets, end of year (000)	$18,657,773	$16,879,389	$12,894,088	$8,066,571	$5,091,181
Portfolio turnover	39%	31%	29%	33%	34%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Financial Highlights (continued)

	Investor A
	Year Ended October 31,
	Consolidated
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$19.06	$18.97	$17.34	$15.13	$21.22
Net investment income[1]	0.25	0.32	0.28	0.31	0.29
Net realized and unrealized gain (loss)	0.65	0.09 [2]	1.64 [2]	2.60 [2]	(5.09)[2]
Net increase (decrease) from investment operations	0.90	0.41	1.92	2.91	(4.80)
Dividends and distributions from:[5]
Net investment income	(0.33)	(0.32)	(0.29)	(0.70)	(0.47)
Net realized gain	(0.19)	—	—	—	(0.82)
Total dividends and distributions	(0.52)	(0.32)	(0.29)	(0.70)	(1.29)
Net asset value, end of year	$19.44	$19.06	$18.97	$17.34	$15.13

Total Investment Return[3]
Based on net asset value	4.92%	2.13%	11.20%	20.14%	(23.96)%

Ratios to Average Net Assets
Total expenses	1.15%	1.14%	1.15%	1.18%	1.20%
Total expenses after fees waived and paid indirectly	1.07%	1.06%	1.08%	1.13%	1.12%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.07%[4]	1.06%[4]	1.08%	1.12%	1.06%
Net investment income	1.33%	1.63%	1.56%	2.00%	1.52%

Supplemental Data
Net assets, end of year (000)	$17,292,587	$17,638,914	$15,724,095	$11,844,981	$8,387,965
Portfolio turnover	39%	31%	29%	33%	34%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	31

Financial Highlights (continued)

	Investor B
	Year Ended October 31,
	Consolidated
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$18.57	$18.49	$16.91	$14.76	$20.72
Net investment income[1]	0.09	0.10	0.13	0.18	0.13
Net realized and unrealized gain (loss)	0.65	0.14 [2]	1.61 [2]	2.53 [2]	(4.97)[2]
Net increase (decrease) from investment operations	0.74	0.24	1.74	2.71	(4.84)
Dividends and distributions from:[5]
Net investment income	(0.16)	(0.16)	(0.16)	(0.56)	(0.30)
Net realized gain	(0.19)	—	—	—	(0.82)
Total dividends and distributions	(0.35)	(0.16)	(0.16)	(0.56)	(1.12)
Net asset value, end of year	$18.96	$18.57	$18.49	$16.91	$14.76

Total Investment Return[3]
Based on net asset value	4.10%	1.25%	10.35%	19.15%	(24.57)%

Ratios to Average Net Assets
Total expenses	1.95%	1.97%	1.96%	2.00%	2.01%
Total expenses after fees waived and paid indirectly	1.86%	1.87%	1.89%	1.95%	1.92%
Total expenses after fees waived and paid indirectly
and excluding dividend expense	1.86%[4]	1.87%[4]	1.89%	1.94%	1.86%
Net investment income	0.51%	0.50%	0.74%	1.17%	0.70%

Supplemental Data
Net assets, end of year (000)	$660,370	$930,028	$1,209,744	$1,442,397	$1,514,668
Portfolio turnover	39%	31%	29%	33%	34%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Financial Highlights (continued)

	Investor C
	Year Ended October 31,
	Consolidated
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$17.75	$17.70	$16.21	$14.19	$19.99
Net investment income[1]	0.10	0.16	0.13	0.18	0.14
Net realized and unrealized gain (loss)	0.59	0.08 [2]	1.54 [2]	2.43 [2]	(4.78)[2]
Net increase (decrease) from investment operations	0.69	0.24	1.67	2.61	(4.64)
Dividends and distributions from:[5]
Net investment income	(0.19)	(0.19)	(0.18)	(0.59)	(0.34)
Net realized gain	(0.19)	—	—	—	(0.82)
Total dividends and distributions	(0.38)	(0.19)	(0.18)	(0.59)	(1.16)
Net asset value, end of year	$18.06	$17.75	$17.70	$16.21	$14.19

Total Investment Return[3]
Based on net asset value	4.08%	1.34%	10.37%	19.24%	(24.51)%

Ratios to Average Net Assets
Total expenses	1.90%	1.90%	1.91%	1.94%	1.96%
Total expenses after fees waived and paid indirectly	1.82%	1.81%	1.84%	1.89%	1.88%
Total expenses after fees waived and paid indirectly
and excluding dividend expense	1.82%[4]	1.81%[4]	1.84%	1.88%	1.81%
Net investment income	0.58%	0.89%	0.81%	1.23%	0.76%

Supplemental Data
Net assets, end of year (000)	$15,179,009	$15,853,615	$14,921,531	$11,251,502	$8,157,355
Portfolio turnover	39%	31%	29%	33%	34%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	33

Financial Highlights (concluded)

	Class R
	Year Ended October 31,
	Consolidated
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$18.44	$18.36	$16.80	$14.69	$20.65
Net investment income[1]	0.18	0.21	0.21	0.25	0.22
Net realized and unrealized gain (loss)	0.62	0.13 [2]	1.59 [2]	2.51 [2]	(4.94)[2]
Net increase (decrease) from investment operations	0.80	0.34	1.80	2.76	(4.72)
Dividends and distributions from:[5]
Net investment income	(0.27)	(0.26)	(0.24)	(0.65)	(0.42)
Net realized gain	(0.19)	—	—	—	(0.82)
Total dividends and distributions	(0.46)	(0.26)	(0.24)	(0.65)	(1.24)
Net asset value, end of year	$18.78	$18.44	$18.36	$16.80	$14.69

Total Investment Return[3]
Based on net asset value	4.52%	1.84%	10.83%	19.67%	(24.21)%

Ratios to Average Net Assets
Total expenses	1.51%	1.47%	1.49%	1.54%	1.55%
Total expenses after fees waived and paid indirectly	1.43%	1.38%	1.42%	1.49%	1.46%
Total expenses after fees waived and paid indirectly
and excluding dividend expense	1.43%[4]	1.38%[4]	1.42%	1.48%	1.40%
Net investment income	0.97%	1.11%	1.22%	1.65%	1.18%

Supplemental Data
Net assets, end of year (000)	$1,171,179	$1,077,174	$926,471	$576,189	$371,196
Portfolio turnover	39%	31%	29%	33%	34%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland Corporation. The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	35

Notes to Consolidated Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements (continued)

instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	37

Notes to Consolidated Financial Statements (continued)

rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if any, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements (continued)

securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	39

Notes to Consolidated Financial Statements (continued)

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange risk) and/or, in the case of options written, to generate gains from options premiums. A

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements (continued)

call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying security falls below a specific barrier price level prior to the option’s expiration date.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agrees to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively on the Consolidated Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	41

Notes to Consolidated Financial Statements (continued)

the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Cross-currency swaps — The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.
42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2012

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency	Unrealized appreciation on foreign		Unrealized depreciation on foreign
exchange contracts	currency exchange contracts;		currency exchange contracts; Options
	Investments at value-unaffiliated[1]	$25,659,501	written at value	$52,235,719
Equity contracts	Net unrealized appreciation/		Net unrealized appreciation/
	depreciation[2]; Unrealized		depreciation[2]; Unrealized
	appreciation on swaps; Investments		depreciation on swaps; Options
	at value — unaffiliated[1]	389,746,528	written at value	102,103,871
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on swaps;
	swaps	3,035,903	Options written at value	986,080
Total		$418,441,932		$155,325,670

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
[2]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations
Year Ended October 31, 2012

	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Transactions
Credit contracts	—	$(23,090,858)	—	—
Equity contracts	$(264,919,824)	6,385,720	$(428,391,644)	—
Foreign currency exchange contracts	—	374,838	(2,423,227)	$(4,615,355)
Interest rate contracts	8,779	17,813,233	(100,163)	—
Total	$(264,911,045)	$1,482,933	$(430,915,034)	$(4,615,355)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Translations
Equity contracts	$90,457,317	$2,468,455	$71,115,943	—
Foreign currency exchange contracts	—	(1,303,911)	(10,803,596)	$(50,364,425)
Interest rate contracts	—	5,303,328	520,510	—
Total	$90,457,317	$6,467,872	$60,832,857	$(50,364,425)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	43

Notes to Consolidated Financial Statements (continued)

For the year ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	607
Average number of contracts sold	7,580
Average notional value of purchased	$40,726,209
Average notional value of contracts sold	$715,372,860
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	49
Average number of contracts – US dollars sold	22
Average US dollar amounts purchased	$4,124,945,605
Average US dollar amounts sold	$1,696,685,425
Options:
Average number of option contracts purchased	122,686,605
Average number of option contracts written	17,127,666
Average notional value of option contracts purchased	$10,829,273,823
Average notional value of option contracts written	$4,515,456,648
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$126,023,515
Average notional value of swaption contracts written	$253,646,816
Structured options:
Average number units	211,733
Average notional value	$96,870,453
Interest rate swaps:
Average number of contracts – pays fixed rate	2
Average number of contracts – receives fixed rate	5
Average notional value – pays fixed rate	$174,191,175
Average notional value – receives fixed rate	$2,588,173,192
Credit default swaps:
Average number of contracts – buy protection	1
Average notional value – buy protection	$65,643,307
Total return swaps:
Average number of contracts	2
Average notional value	$50,163,567

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is shown as fees waived by Manager in the Consolidated Statement of Operations. Through May 31, 2012, such fee was reduced for average daily net assets of the Fund as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
Greater than $40 Billion	0.62%

Effective June 1, 2012 such fee was reduced for average daily net assets as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
In excess of $40 Billion, but not exceeding $60 Billion	0.62%
In excess of $60 Billion, but not exceeding $80 Billion	0.61%
Greater than $80 Billion	0.60%

For the year ended October 31, 2012, the Manager waived $44,438,964, which is included in fees waived by Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the year ended October 31, 2012, the amount waived was $3,512.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2012, the Fund reimbursed the Manager $536,923 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements (continued)

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,373,516.

For the year ended October 31, 2012, affiliates received CDSCs as follows:

Investor A	$280,975
Investor B	$965,210
Investor C	$1,741,675

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$109,671
Investor A	$325,199
Investor B	$21,695
Investor C	$315,448
Class R	$11,485

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended October 31, 2012, BIM received $1,322,423 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended October 31, 2012, were $14,958,026,563 and $18,696,995,993, respectively.

Purchases and sales of US government securities for the Fund for the year ended October 31, 2012, were $3,121,268,948 and $4,393,471,674, respectively.

Transactions in options written for the year ended October 31, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options,
beginning of year	14,599,237	—	$107,557,596
Options written	26,110,907	$665,123	219,133,524
Options closed	(14,019,684)	(266,270)	(210,454,074)
Options expired	(20,437,890)	—	(29,241,664)
Options exercised	(1,821,178)	—	(19,037,033)
Outstanding options,
end of year	4,431,392	$398,853	$67,958,349

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	45

Notes to Consolidated Financial Statements (continued)

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options,
beginning of year	26,929,078	$19,904,958	$107,225,564
Options written	14,778,204	665,123	305,652,879
Options closed	(24,501,250)	(665,123)	(259,662,732)
Options expired	(14,439,666)	—	(71,148,076)
Options exercised	(34,465)	—	(3,515,942)
Outstanding options,
end of year	2,731,901	$19,904,958	$78,551,693

As of October 31, 2012, the value of portfolio securities subject to covered call options written was $1,591,242,800.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended October 31, 2012.

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2012 attributable to foreign currency transactions, amortization methods on fixed income securities, income recognized from pass-through entities, the accounting for swap agreements and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income	$(1,218,472)
Accumulated net realized loss	$1,218,472

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	10/31/12	10/31/11
Ordinary income	$835,743,384	$771,000,947
Long-term capital gains	529,412,311	—
Total	$1,365,155,695	$771,000,947

As of October 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$144,138,826
Capital loss carryforwards	(181,471,523)
Net unrealized gains[1]	5,652,550,996
Total	$5,615,218,299

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements and the investment in a wholly owned subsidiary.

As of October 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $181,471,523. This capital loss carryforward has no expiration date.

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$48,386,531,466
Gross unrealized appreciation	$7,778,899,656
Gross unrealized depreciation	(1,835,914,383)
Net unrealized appreciation (depreciation)	$5,942,985,273

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Notes to Consolidated Financial Statements (continued)

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of October 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of October 31, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	9%
Pharmaceuticals	5
Commercial Banks	5
Capital Markets	5
Health Care Providers & Services	4
Other[1]	72

[1]	Consists of US Treasury Obligations and Foreign Government Obligations (18%), all other industries less than 4% of long-term investments (54%).

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	273,863,655	$5,245,380,571	351,647,817	$6,918,983,146
Shares issued to shareholders in reinvestment of dividends and distributions	24,700,311	446,810,377	12,962,013	256,370,908
Shares redeemed	(224,638,746)	(4,291,124,720)	(159,895,426)	(3,115,176,304)
Net increase	73,925,220	$1,401,066,228	204,714,404	$4,060,177,750

Investor A
Shares sold	168,071,503	$3,149,931,066	253,382,580	$4,955,011,890
Shares issued to shareholders in reinvestment of dividends and distributions	24,321,984	437,027,026	13,245,481	260,473,268
Shares redeemed	(228,113,808)	(4,282,494,140)	(170,029,878)	(3,309,286,010)
Net increase (decrease)	(35,720,321)	$(695,536,048)	96,598,183	$1,906,199,148

Investor B
Shares sold	887,588	$16,471,432	2,047,537	$39,045,232
Shares issued to shareholders in reinvestment of dividends and distributions	816,306	14,204,452	430,082	8,210,193
Shares redeemed	(16,941,470)	(314,419,267)	(17,842,543)	(338,893,078)
Net decrease	(15,237,576)	$(283,743,383)	(15,364,924)	$(291,637,653)

Investor C
Shares sold	107,410,201	$1,902,965,466	189,685,004	$3,463,342,782
Shares issued to shareholders in reinvestment of dividends and distributions	18,672,468	310,979,902	8,388,500	153,784,249
Shares redeemed	(179,080,727)	(3,168,167,011)	(148,012,231)	(2,688,581,329)
Net increase (decrease)	(52,998,058)	$(954,221,643)	50,061,273	$928,545,702

Class R
Shares sold	19,609,466	$360,751,017	26,528,777	$501,968,617
Shares issued to shareholders in reinvestment of dividends and distributions	1,561,125	27,082,552	761,915	14,498,742
Shares redeemed	(17,221,282)	(317,152,708)	(19,312,126)	(367,729,298)
Net increase	3,949,309	$70,680,861	7,978,566	$148,738,061
Total Net Increase (Decrease)	(26,081,426)	$(461,753,985)	343,987,502	$6,752,023,008

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	47

Notes to Consolidated Financial Statements (concluded)

Prior to April 1, 2011 there was a 2% redemption fee on shares redeemed or exchanged that had been held for 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2012, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended, and the financial highlights for the year ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Fund, Inc. and Subsidiary as of October 31, 2012, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended, and the financial highlights for the year ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2012.

	Payable Date:	December 20, 2011	July 20, 2012
Qualified Dividend Income for Individuals[1]		66.08%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]		27.61%	66.84%
Federal Obligation Interest[2]		5.81%	5.13%
Interest-Related Dividends for Non-US Residents[3]		27.94%	9.09%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.188843 per share to shareholders of record on December 16, 2011.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second, third and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that BlackRock has voluntarily agreed to waive management fees for the Fund. Additionally, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to additional voluntary breakpoints effective June 1, 2012.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of contractual breakpoints and/or revised voluntary breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	53

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

54	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]	Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.
[2]	Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors3

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 277 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 277 Portfolios	None

[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	55

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Fund serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Legal Counsel	Address of the Fund
BlackRock Advisors, LLC	Brown Brothers	State Street Bank and	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
Wilmington, DE 19809	Harriman & Co.	Trust Company	New York, NY 10019	Wilmington, DE 19809
	Boston, MA 02109	Boston, MA 02110

Sub-Advisors	Transfer Agent	Distributor	Independent Registered
BlackRock Investment	BNY Mellon Investment	BlackRock Investments, LLC	Public Accounting Firm
Management, LLC	Servicing (US) Inc.	New York, NY 10022	Deloitte & Touche LLP
Princeton, NJ 08540	Wilmington, DE 19809		Boston, MA 02116

BlackRock International Limited
Edinburgh, EH3 8JB
United Kingdom

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Benjamin Archibald became Secretary of the Fund.

56	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

   † Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2012	59

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#GA-10/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$85,000	$79,600	$0	$0	$30,350	$29,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$30,350	$29,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
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Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Certifications – Attached hereto

(a)(3)	Not Applicable

(b)	Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 3, 2013

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